JANUS ASPEN GROWTH PORTFOLIO   Portfolio Manager, James P. Craig

Performance Review

    The Janus Aspen Growth Portfolio gained 18.45% during the year ended December 31, 1996, compared to a gain of 22.95% for the S&P 500 Index. Both returns include reinvested dividends.

    Though stocks were volatile for much of the year, returns were substantial. The Portfolio was ahead of the S&P Index for the first nine months of 1996, but fell behind in October. Softer returns resulted from earnings misses at individual companies, EDS (Electronic Data Systems) in particular. Also, as stocks climbed in September (and many indexes set new records) it became hard to find bargains, so I was content to let cash accumulate.

    Large, high-quality growth stocks have fueled the Janus Aspen Growth Portfolio's performance over the years, and they kept returns competitive this year. The economy heated up in the first half of the year and created uncertainty about the outlook for inflation. The resulting market volatility made the consistent earnings of established, fast-growing companies more attractive. During the last six months of 1996 economic growth slowed, however, and both inflation and interest rates remained low. Stocks rallied into year end, pushed higher by investor demand and a benevolent, low-interest rate environment.

Portfolio Profile                12/31/96        12/31/95
Equities                         80.3%           80.9%
  Foreign                        14.4%           13.2%
    Europe                       12.0%           10.3%
Number of Stocks                 124             85
Top Ten Equity Holdings          21.5%           27.8%
Cash & Fixed-Income Securities   19.7%           19.1%

Portfolio Themes

    Themes that have dominated the Portfolio throughout the year cut across industries, market sectors, and geographic regions. They represent powerful long-term business trends. Outsourcing of expensive and complex operations to outside specialists is one such theme. Consolidation and restructuring in the banking industry is another, as are stock repurchase programs. Wells Fargo, for example, is buying back 5% to 6% of its stock every year. Exciting product pipelines at many pharmaceutical companies continue to provide opportunities in both the U.S. and Europe. Finally, during the technology sell-off this summer I built positions in several large technology companies, such as Cisco Systems, that dominate specific markets and have more consistent earnings streams than the rest of the technology sector.

Stock Highlights

    One of the more exciting stocks in the Portfolio is MFS Communications, which is being acquired by WorldCom. Deregulation has increased competition in the telecommunications industry. With the acquisition of MFS, WorldCom should be able to underprice the old monopolistic providers by offering customers end-to-end long-distance and local telephone and internetworking services over a modern global network.

    London-based Barclays is one of the largest financial services companies in the U.K., and is the largest issuer of credit cards, a business that is still in its infancy in Britain. In the past, Barclays was burdened by bad loans, but now is controlling costs and increasing shareholder value by repurchasing stock. Barclays is also branching out into the higher-margin asset management business via its acquisition of Wells Fargo Nikko Investment Advisors.

    Associates First Capital, formerly Ford Motor Credit, went public earlier this year and I have been an enthusiastic buyer. Management is very conservative and opportunistic in taking advantage of others mistakes in consumer and commercial financing. Revenues and earnings should continue to grow ahead of comparable financing companies.

    German software developer SAP was sold at a profit. SAP's growth rate began to slow from a very robust 40%. Longtime holding EDS experienced an earnings shortfall that took everyone by surprise. The stock was sold at a small loss.

The Current Outlook

    With stock prices up, there may not be much room for additional gains unless interest rates decline further. The bottom line is that stocks are ahead of earnings growth, at least in the short run. If the economy continues to grow at 2.0% to 2.5% annually, rates could move lower. But if economic growth heats up, rates are likely to rise and stock prices would be unsustainable at current levels. Individual stock selection becomes even more critical in this environment, but I believe that is what we do best at Janus.

    Thank you for your investment in Janus Aspen Growth
Portfolio.

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth Portfolio and the S&P 500 Index. Janus Aspen Growth Portfolio is represented by a solid black line. The S&P 500 Index is represented by a dashed light gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth Portfolio ($16,398) as compared to the S&P 500 Index ($17,462). There is a legend in the upper left quadrant of the graph which indicates Janus Aspen Growth Portfolio's one-year and since inception (September 13, 1993) average annual total returns as 18.45% and 16.22%, respectively.

*The Portfolio's inception date   Source  Lipper Analytical
Services, Inc. 1996. All returns reflect reinvested dividends.

Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.

         JANUS ASPEN GROWTH PORTFOLIO December 31, 1996

Shares or
Principal Amount                                   Market Value

Common Stock - 79.3%

Aerospace and Defense - 4.3%
      35,075  AlliedSignal, Inc.                    $ 2,350,025
      50,100  Boeing Co.                              5,329,388
      15,000  Textron, Inc.                           1,413,750
      73,250  United Technologies Corp.               4,834,500
                                                     13,927,663

Automotive - Cars and Light Trucks - 0.6%
      36,100  General Motors Corp.                    2,012,575

Automotive - Truck Parts and Equipment - 1.0%

See Notes to Schedules of Investments

      88,275  Federal Mogul Corp.                     1,942,050
      21,900  Magna International, Inc. - Class A     1,220,925
                                                      3,162,975
Beverages - Non-Alcoholic - 0.8%
      16,450  Coca-Cola Femsa S.A. (ADR)                474,994
      18,175  Panamerican Beverages, Inc. - Class A     851,953
      44,250  PepsiCo, Inc.                           1,294,312
                                                      2,621,259
Broadcast Media - 0.7%
      29,075  Heritage Media Corp. - Class A*           327,094
      30,000  Univision Communications, Inc.*         1,110,000
      30,000  Young Broadcasting Corp. - Class A*       877,500
                                                      2,314,594
Broadcast Services and Programming - 0.1%
      17,625  Grupo Televisa S.A. de C.V. (GDR)*        451,641

Building - Heavy Construction - 0.8%
      40,000  Fluor Corp.                             2,510,000

Casino Hotels - 0.8%
      47,100  Circus Circus Enterprises, Inc.*        1,619,062
      45,425  Mirage Resorts, Inc.*                     982,315
                                                      2,601,377

Chemicals - Diversified - 2.7%
      77,270  BASF A.G.**                             2,973,428
     105,287  BOC Group PLC                           1,577,199
      39,825  Cytec Industries, Inc.*                 1,617,890
      63,600  Monsanto Co.                            2,472,450
                                                      8,640,967
Chemicals - Specialty - 1.3%
         132  Clariant A.G.**                            56,402
      35,975  Minerals Technologies, Inc.             1,474,975
      27,650  Praxair, Inc.                           1,275,356
      50,000  Witco Corp.                             1,525,000
                                                      4,331,733

Commercial Banks - 0.2%
       3,096  Banco Popular Espanol S.A.                608,087

Commercial Services - 0.3%
         347  SGS Societe Generale de Surveillance
                Holdings S.A.**                         851,327

Computer Services - 2.0%
      76,900  Computer Sciences Corp.*                6,315,413
       6,400  SunGard Data Systems, Inc.*               252,800
                                                      6,568,213

Computer Software - 0.4%
      20,000  Cadence Design Systems, Inc.*             795,000

See Notes to Schedules of Investments

       7,775  Microsoft Corp.*                          642,409
                                                      1,437,409

Computers - Integrated Systems - 0.7%
      15,000  Gulfstream Aerospace Corp.*               363,750
      40,050  Parametric Technology Co.*              2,057,569
                                                      2,421,319

Computers - Mainframe - 1.4%
      30,000  IBM Corp.                               4,530,000

Computers - Micro - 0.3%
      36,975  Sun Microsystems, Inc.*                   949,798

Consumer Products - 0.9%
     156,175  Gibson Greetings, Inc.*                 3,064,934

Containers - Paper and Plastic - 0.5%
      41,750  Sealed Air Corp.*                       1,737,844

Cosmetics and Toiletries - 1.4%
      16,650  Avon Products, Inc.                       951,131
      40,525  Colgate-Palmolive Co.                   3,738,431
                                                      4,689,562

Cruise Lines - 0.3%
      30,000  Carnival Corp. - Class A                  990,000

Data Processing and Management - 2.8%
     228,550  First Data Corp.                        8,342,075
      20,000  First USA Paymentech, Inc.*               677,500
                                                      9,019,575

Diversified Operations - 4.1%
      60,000  Cognizant Corp.                         1,980,000
      10,247  Hays PLC                                   98,591
      11,325  National Service Industries, Inc.         423,272
      32,400  Raychem Corp.                           2,596,050
     386,169  Rentokil Initial PLC                    2,915,544
      30,000  Unilever N.V. (ADR)**                   5,257,500
                                                     13,270,957

Drug Delivery Systems - 0.5%
      63,650  Fresenius Medical Care  A.G. (ADR)*,**  1,790,156

Electronic Components - 1.1%
      26,325  Intel Corp.                             3,446,930

Electronic Safety Devices - 0.5%
      30,675  Pittway Corp. - Class A                 1,641,112

See Notes to Schedules of Investments

Finance - Consumer Loans - 2.4%
     139,600  Associates First Capital Corp.          6,159,850
     197,552  Provident Financial PLC                 1,707,956
                                                      7,867,806

Finance - Other Services - 0.4%
      45,000  Equifax, Inc.                           1,378,125

Food - Canned - 0.9%
      37,900  Campbell Soup Co.                       3,041,475

Food - Confectionary - 0.2%
      13,625  Wrigley (Wm.) Jr., Co.                    766,406

Food - Retail - 0.5%
      35,000  Safeway, Inc.*                          1,496,250

Food Items - Wholesale - 0.5%
      58,725  J.P. Foodservice, Inc.*                 1,636,959

Hotels and Motels - 0.5%
      42,000  Extended Stay America, Inc.*              845,250
      40,875  La Quinta Inns, Inc.                      781,734
                                                      1,626,984

Human Resources - 0.8%
      78,250  Robert Half International, Inc.*        2,689,844

Instruments - Scientific - 1.1%
     104,225  Dionex Corp.*                           3,647,875

Insurance - Life and Health - 3.2%
      33,625  AFLAC, Inc.                             1,437,469
      30,000  Protective Life Corp.                   1,196,250
      25,075  UICI*                                     814,938
      95,525  UNUM Corp.                              6,901,681
                                                     10,350,338

Insurance - Multi-Line - 0.4%
      20,000  Allstate Corp.                          1,157,500

Insurance - Property and Casualty - 0.4%
      22,900  Mercury General Corp.                   1,202,250

Linen Supply and Related Items - 0.3%
      15,625  Cintas Corp.                              917,969

Lottery Services - 0.5%
      48,450  GTECH Holdings Corp.*                   1,550,400

Machinery - Farm - 0.5%

See Notes to Schedules of Investments

      59,025  AGCO Corp.                              1,689,591

Medical - Drugs - 7.1%
      46,850  Bristol-Myers Squibb Co.                5,094,938
      46,775  Eli Lilly & Co.                         3,414,575
      55,762  Glaxo Wellcome PLC                        905,004
       2,325  Glaxo Wellcome PLC (ADR)                   73,819
      82,800  Johnson & Johnson                       4,119,300
      47,625  Pfizer, Inc.                            3,946,922
         297  Roche Holding A.G.**                    2,306,678
      26,700  SmithKline Beecham PLC (ADR) - Class A  1,815,600
      20,000  Warner-Lambert Co.                      1,500,000
                                                     23,176,836

Medical - HMO - 1.0%
      69,925  United Healthcare Corp.                 3,146,625

Medical - Wholesale Drug Distributors - 1.4%
      60,300  Cardinal Health, Inc.                   3,512,475
      18,450  McKesson Corp.                          1,033,200
                                                      4,545,675

Medical Instruments - 0.7%
      22,700  Medtronic, Inc.                         1,543,600
      14,075  St. Jude Medical, Inc.*                   599,947
                                                      2,143,547

Medical Products - 1.0%
      30,000  Baxter International, Inc.              1,230,000
      31,350  Boston Scientific Corp.*                1,881,000
                                                      3,111,000

Metal - Aluminum - 0.2%
      10,000  Reynolds Metals Co.                       563,750

Money Center Banks - 6.7%
     158,525  Bank of New York Co., Inc.              5,350,219
      29,150  BankAmerica Corp.                       2,907,713
     374,811  Barclays PLC                            6,429,598
      62,025  Citicorp                                6,388,575
      18,159  ING Groep**                               653,716
                                                     21,729,821

Multimedia - 0.3%
       2,950  Meredith Corp.                            155,613
      10,000  Walt Disney Co. (The)                     696,250
                                                        851,863

Networking Products - 0.9%
      32,900  Cisco Systems, Inc.*                    2,093,263
      28,050  Xylan Corp.*                              792,413

See Notes to Schedules of Investments

                                                      2,885,676

Non-Hazardous Waste Disposal - 0.3%
      32,725  WMX Technologies, Inc                   1,067,653

Office Automation and Equipment - 2.4%
      44,875  Danka Business Systems PLC (ADR)        1,587,453
      21,771  Oce-Van Der Grinten N.V.**              2,363,838
      75,350  Xerox Corp.                             3,965,294
                                                      7,916,585

Office Supplies - 1.8%
     108,950  Alco Standard Corp.                     5,624,544
      10,000  Harland (John H.) Co.                     330,000
                                                      5,954,544

Oil Companies - Exploration and Production - 0.5%
      32,875  Triton Energy, Ltd.*                    1,594,438

Oil Companies - Integrated - 0.2%
      12,525  UNOCAL Corp.                              508,828

Optical Supplies - 0.1%
       5,975  Luxottica Group S.p.A. (ADR)              310,700

Pharmacy Services - 0.3%
      32,750  Omnicare, Inc.                          1,052,094

Publishing - Books - 1.1%
      26,469  Wolters Kluwer N.V.*,**                 3,515,821

Retail - Major Department Stores - 0.2%
      26,000  Credit Saison Co., Ltd.                   582,022

Savings/Loan/Thrifts - 0.3%
       8,112  Downey Financial Corp.                    159,208
      21,800  Long Island Bancorp, Inc.                 763,000
                                                        922,208

Super-Regional Banks - 3.3%
      39,975  Wells Fargo & Co.                      10,783,255

Telecommunication Equipment - 1.0%
      41,250 ECI Telecommunications Limited Designs 876,563 48,300 Telfonaktiebolaget L.M. Ericsson
              (ADR) - Class B                         1,458,056
      20,925  Lucent Technologies, Inc.                 967,781
                                                      3,302,400

Telecommunication Services - 3.5%
      35,150  Cincinnati Bell, Inc.                   2,166,119

See Notes to Schedules of Investments

      58,900  McLeod, Inc. - Class A*                 1,501,950
     141,775  MFS Communications Co., Inc.*           7,726,738
                                                     11,394,807

Telephone - Long Distance - 0.4%
      50,000  WorldCom, Inc.*                         1,303,125

Toys - 0.1%
       9,225  Mattel, Inc.                              255,994

Transportation - Railroad - 0.6%
      24,343  Burlington Northern Santa Fe Corp.      2,102,626

Transportation - Trucking - 0.6%
     227,025  Consolidated Freightways, Inc.*         2,014,847

Wireless Telecommunications - 0.2%
      30,000  AirTouch Communications, Inc.*            757,500

Total Common Stock (cost $223,038,098)              258,106,019

Preferred Stock - 1.0%

Telecommunication Services - 1.0%

      42,750  Telecomunicacoes Brasileiras S.A. (ADR)
                (cost $3,151,925)                     3,270,375

Short-Term Corporate Notes - 4.6%
              AVCO Financial Service
  $5,000,000    5.28%, 2/18/97                        4,964,800
              Coca-Cola Co.
  10,000,000    5.28%, 1/10/97                        9,986,800

Total Short-Term Corporate Notes
(amortized cost $14,951,600)                         14,951,600

U.S. Government Agencies - 12.6%
              Federal Home Loan Mortgage Corp.

 $16,300,000    6.50%, 1/2/97                        16,297,057
              Federal National Mortgage Association

  25,000,000    6.79%, 2/5/97                        24,873,368

Total U.S. Government Agencies
  (amortized cost $41,170,425)                       41,170,425

Total Investments (total cost

See Notes to Schedules of Investments

  $282,312,048) - 97.5%                             317,498,419
Cash, Receivables and Other Assets,
  net of Liabilities - 2.5%                           8,290,626
Net Assets - 100%                                  $325,789,045

                Summary of Investments by Country
                        December 31, 1996

Country       % of Investment Securities           Market Value

Brazil                   1.0%                      $  3,270,375
Canada                   0.4%                         1,220,925
Germany                  1.5%                         4,763,583
Israel                   0.3%                           876,563
Italy                    0.1%                           310,700
Japan                    0.2%                           582,022
Mexico                   0.6%                         1,778,588
Netherlands              3.7%                        11,790,874
Spain                    0.2%                           608,087
Sweden                   0.5%                         1,458,056
Switzerland              1.0%                         3,214,407
United Kingdom           5.4%                        17,110,764
United States++         85.1%                       270,513,475
_______________________________________________________________
Total                  100.0%                      $317,498,419
===============================================================
++Includes Short-Term Securities (67.5% excluding Short-Term
Securities)

                   Forward Currency Contracts
                    Open at December 31, 1996

                                           Currency  Unrealized
Currency Sold and            Currency      Value in  Gain/(Loss)
Settlement Date              Units Sold    $ U.S.

Dutch Guilder 2/18/97         6,900,000    $4,006,736    $92,721
Dutch Guilder 3/13/97         1,000,000       581,565      1,577
German Deutschemark 3/4/97      710,000       462,842    (4,452)
German Deutschemark 5/30/97     450,000       295,082      3,366
Swiss Franc 3/4/97            1,450,000     1,088,425      2,949
Swiss Franc 3/18/97           1,600,000     1,202,736     16,776
                                           ----------   --------
                                           $7,637,386   $112,937
                                           ==========   ========

See Notes to Schedules of Investments

             JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
                Portfolio Manager, James P. Goff

Performance Review

    Janus Aspen Aggressive Growth Portfolio registered a gain of 7.95% for the year ended December 31, 1996, compared to a return of 19.20% for the Standard & Poor's Mid Cap 400 Index and 22.95% for the Standard and Poor's 500 Index. All returns include reinvested dividends.

    This year the benchmark index for the Portfolio was changed from the S&P 500 Index to the S&P Mid Cap 400 Index, which better reflects the stocks the Portfolio holds. Starting in fiscal 1997, the S&P 500 Index will no longer be quoted as a benchmark.

    Before discussing the year, a word about my investment strategy. My approach is three-pronged: First, I look to invest in situations where I see rapid growth. The weighted average growth rate of the companies in the portfolio is 25%-30%. Rapidly growing companies generally have higher risk characteristics. Second, I try to find companies with low risk relative to their rate of growth. To accomplish this, I focus on companies which tend to dominate their niche markets and serve a customer base with predictable demand. Third, my objective is to buy these companies at prices that are low relative to their growth prospects and franchise value. It is not easy to find rapidly growing companies with low-risk businesses, and even more difficult to find them selling at low valuations. Nevertheless, I try to find companies which best fit these parameters.

    This year Janus Aspen Aggressive Growth Portfolio lagged the S&P 400 by a significant margin. I am very disappointed with this performance. We failed to uncover shortfalls in sales at several companies, including Exide, General Nutrition Centers, R.P. Scherer, and Theratech. Matrix Pharmaceutical's new drug to treat skin cancer performed below expectations at clinical trials, and Medaphis had problems integrating recent acquisitions. All have since been liquidated.

    I also have not pursued momentum stocks in a momentum market. Momentum investors buy companies with the highest rates of earnings growth regardless of valuation or the quality of the underlying business. I am not a momentum investor. For example, this year we accumulated a major position in nuts and bolts supplier Fastenal, which was flat over the course of the year. Fastenal made a large investment in its sales force in an effort to boost its long-term growth rate from 30% to 40%. This investment depressed results in 1996, so earnings were up only 20%. But where momentum investors see deceleration, we see acceleration. By mid-1997, sales and earnings growth should be

See Notes to Schedules of Investments
greater than 40%, and we believe this rate of growth is sustainable. We may have been too early in buying this position, which did not contribute positively to our 1996 results, but I believe we are well-positioned for stock price appreciation in 1997 and beyond.

    My focus on pursuing "truth" instead of "profits" also affected returns. This year the Portfolio contained several wireless communications stocks which were a drag on performance, even though all of these companies met or exceeded our expectations for growth. The stocks, primarily rural cellular and paging companies, were hurt by Wall Street's perception that the entry of new cellular or personal communications services (PCS) providers into the large metropolitan markets would create cutthroat competition that would depress results for the entire industry. Our thinking has been that our stocks would not be hurt by, and could possibly benefit from, the entry of PCS providers. Wall Street has painted wireless stocks with a broad brush and assumed declining returns for all. While we have been right on the fundamentals, we misjudged how negative the psychology toward the group would become and lost money in a rising stock market.

    Finally, the Portfolio was not exposed to some of the best performing sectors of the market, including technology and energy. Companies in these sectors usually do not meet my standards of being proprietary or predictable businesses. An additional factor has been the outperformance of large companies. The best performing stocks in every market index in 1996 were the largest companies. By focusing on small- and mid-cap stocks, and avoiding technology and energy, we missed the "sweet spots" of the market.

Portfolio Profile                  12/31/96       12/31/95

Equities                             94.0%          94.0%
  Foreign                            14.7%           4.6%
Number of Stocks                     59             46
Top Ten Equity Holdings              45.8%          48.0%
Cash & Fixed-Income Securities        5.6%           5.6%

Stock Highlights

    Three U.K.-based companies, PizzaExpress, Rentokil, and J.D. Wetherspoon were good performers. PizzaExpress owns a chain of sit-down pizza parlors and is one of the best-run restaurant operations in the world. Its 25% operating margins are among the highest in the business. Combine the company's margins with its high-volume sales and you get a terrific return on investment. Rentokil has built a large, profitable business by supplying prosaic services such as plant maintenance, pest control, and hygiene services. J.D. Wetherspoon owns and operates pubs

See Notes to Schedules of Investments
throughout Britain. Hotel franchiser HFS and plumbing supplier
Barnett also posted strong returns.

Current Strategy and Outlook

    Despite the disappointing performance of 1996, my strategy remains unchanged. I believe time is on my side; I want to benefit from high long-term growth that is predictable and sustainable; and I want to buy growth at the right price. This is not an easy combination to find, but I believe over the long term this strategy will produce index-beating performance. Going forward, I will redouble my efforts to select good businesses with strong managements and to reduce our risk of disappointments through careful research.

    Thank you for your continued investment in Janus Aspen
Aggressive Growth Portfolio.

See Notes to Schedules of Investments

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Aggressive Growth Portfolio, the S&P 500 Index and the S&P 400 Index. Janus Aspen Aggressive Growth Portfolio is represented by a solid black line. The S&P 500 Index is represented by a dashed dark gray line. The S&P 400 Index is represented by a dashed light gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Aggressive Growth Portfolio ($18,899) as compared to the S&P 500 Index ($17,462) and S&P 400 Index ($15,392). There is a legend in the upper left quadrant of the graph which indicates Janus Aspen Aggressive Growth Portfolio's one-year and since inception (September 13, 1993) average annual total returns as 7.95% and 21.33%, respectively.

*The Portfolio's inception date        Source-Lipper Analytical
Services, Inc. 1996.  All returns reflect reinvested dividends.

Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


   JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO  December 31, 1996

Shares or
Principal Amount                                   Market Value

Common Stock - 94.0%

Auto Parts - Retail and Wholesale - 1.3%
     118,325  APS Holding Corp. - Class A*          $ 1,834,038
     102,500  O'Reilly Automotive, Inc.*              3,280,000
                                                      5,114,038

Broadcast Media - 0.9%
      92,250  Univision Communications, Inc.*         3,413,250

See Notes to Schedules of Investments

Building and Construction Products - 0.3%
      76,225  Dayton Superior Corp.*                  1,000,453

Building Products - Retail and Wholesale - 6.9%
     578,525  Fastenal Co.                           26,467,519

Cellular Telecommunications - 4.1%
     227,725  CommNet Cellular, Inc.*                 6,347,834
     127,625  Millicom International Cellular S.A.*   4,099,953
     455,646  PriCellular Corp. - Class A*            5,239,929
                                                     15,687,716

Chemicals - Specialty - 1.3%
     121,325  Minerals Technologies, Inc.             4,974,325

Commercial Banks - 0.2%
      11,225  Fifth Third Bancorp                       705,070
         675  First Empire State Corp.                  194,400
                                                        899,470

Commercial Services - 4.1%
     397,375  CUC International, Inc.*                9,437,656
     121,950  Profit Recovery Group
              International, Inc. (The)*              1,951,200
     172,550  TeleTech Holdings, Inc.*                4,486,300
                                                     15,875,156

Computer Services - 0.9%
      42,375  Paychex, Inc.                           2,179,660
      37,175  Safeguard Scientifics, Inc.*            1,180,306
                                                      3,359,966

Containers - Paper and Plastic - 1.9%
     178,450  Sealed Air Corp.*                       7,427,981

Data Processing and Management - 1.6%
     103,550  Concord EFS, Inc.*                      2,925,288
      97,325  First USA Paymentech, Inc.*             3,296,884
                                                      6,222,172

Diversified Operations - 4.2%
   2,136,238  Rentokil Initial PLC**                 16,128,426

Drug Delivery Systems - 1.3%
     120,375  DepoTech Corp.*                         1,971,141
     110,250  Fresenius Medical Care (ADR)*           3,100,781
                                                      5,071,922

Electric Products - 0.9%
      72,925  Littelfuse, Inc.*                       3,536,863

See Notes to Schedules of Investments

Equipment Rental - 1.2%
     250,525  Coinmach Laundry Corp.*                 4,509,450

Film Processing - 0.7%
      17,197  Grand Optical Photoservice              2,787,449

Finance - Consumer Loans - 0.6%
      47,950  Associates First Capital Corp.          2,115,794

Finance - Investment Broker - 1.1%
     126,250  Charles Schwab Corp.                    4,040,000

Finance - Other Services - 3.8%
     651,375  Insignia Financial Group,
              Inc. - Class A*                        14,655,938

Food Items - Wholesale - 0.5%
      73,975  J.P. Foodservice, Inc.                  2,062,053

Golf - 2.2%
     277,400  Family Golf Centers, Inc.*              8,356,675

Hotels and Motels - 6.3%
     134,050  Choice Hotels Holdings, Inc.*           2,362,631
      82,750  Doubletree Corp.*                       3,723,750
     304,850  HFS, Inc.*                             18,214,788
                                                     24,301,169

Human Resources - 0.3%
      37,375  Robert Half International, Inc.*        1,284,766

Independent Power Producer - 2.0%
     262,125  Trigen Energy Corp.*                    7,536,094

Insurance - Life and Health - 1.4%
     132,925  Protective Life Corp.                   5,300,384

Medical - Drugs - 0.7%
      29,425  Forest Laboratories, Inc.*                963,669
      37,550  Teva Pharmaceutical
              Industries, Ltd. (ADR)                  1,886,888
                                                      2,850,557

Medical - Nursing Home - 1.5%
     202,900  Sunrise Assisted Living, Inc.*          5,655,838

Medical Products - 1.0%
      62,550  Boston Scientific Corp.*                3,753,000

Pharmacy Services - 0.9%
     109,100  Omnicare, Inc.                          3,504,838

See Notes to Schedules of Investments

Resorts and Theme Parks - 1.0%
     122,575  Premier Parks, Inc.*                    3,937,722

Retail - Catalog Shopping - 1.1%
     151,675  Barnett, Inc.*                          4,133,144

Retail - Mail Order - 8.6%
     411,550  Global DirectMail Corp.*               17,953,869
     106,250  MSC Industrial Direct
              Co., Inc. - Class A*                    3,931,250
     414,350  Viking Office Products, Inc.*          11,057,966
                                                     32,943,085

Retail - Pet Food and Supplies - 2.9%
     413,750  Pet Food Warehouse, Inc.*               1,732,578
     446,675  Petco Animal Supplies, Inc.*            9,268,506
                                                     11,001,084

Retail - Pubs - 5.2%
     987,145  Wetherspoon (J.D.) PLC**,+             19,941,916

Retail - Restaurants - 8.2%
     360,830  Papa John's International, Inc.*       12,178,013
   1,948,036  PizzaExpress PLC**,+                   17,592,324
      91,800  Planet Hollywood International,
              Inc. - Class A*                         1,813,050
                                                     31,583,387

Retirement and Aged Care - 0.4%
     121,325  Karrington Health, Inc.*                1,516,563

Telecommunication Services - 2.0%
      15,850  Cincinnati Bell, Inc.                     976,756
     349,400  Omnipoint Corp.*                        6,725,950
                                                      7,702,706

Transportation - Railroad - 3.7%
     358,175  Wisconsin Central
                Transportation Corp.*                14,192,684

Water Treatment Services - 1.9%
     180,200  Culligan Water Technologies, Inc.*      7,298,100

Wireless Telecommunications - 4.9%
   1,219,500  Paging Network, Inc.*                  18,597,375

Total Common Stock (cost $303,592,890)              360,741,028

Short-Term Corporate Notes - 2.6%
  $5,000,000  AVCO Financial Service
                5.45%, 2/11/97                        4,968,965

See Notes to Schedules of Investments

   5,000,000  Coca-Cola Co.
                5.28%, 1/10/97                        4,993,400
Total Short-Term Corporate Notes
  (amortized cost $9,962,365)                         9,962,365

U.S. Government Agency - 5.7%
              Federal Home Loan Mortgage Corp.
  21,900,000    6.50%, 1/2/97 (amortized cost
              $21,896,046)                           21,896,046

Warrants - 0.4%
      32,850  Littelfuse, Inc. - exp. 12/31/01*
              (cost $677,514)                         1,297,575

Total Investments (total cost
  $336,128,815) - 102.7%                            393,897,014
Liabilities, net of Cash, Receivables
  and Other Assets - (2.7%)                        (10,204,391)
Net Assets - 100%                                  $383,692,623

                Summary of Investments by Country
                        December 31, 1996

Country       % of Investment Securities           Market Value

France                   0.7%                      $  2,787,448
United Kingdom          13.6%                        53,662,665
United States++         85.7%                       337,446,901
_______________________________________________________________
Total                  100.0%                      $393,897,014
===============================================================
++Includes Short-Term Securities (79.6% excluding Short-Term
Securities)

                   Forward Currency Contracts
                    Open at December 31, 1996

                                        Currency     Unrealized
Currency Sold and        Currency       Value in     Gain/(Loss)
Settlement Date          Units Sold     $ U.S.

British Pound 1/16/97      1,000,000   $1,711,500    ($151,500)
British Pound 1/24/97      3,200,000    5,475,520     (514,560)
British Pound 3/11/97      1,908,000    3,260,963     (123,925)
British Pound 5/27/97      4,500,000    7,672,950     (113,850)
                                      -----------    ----------
                                      $18,120,933    ($903,835)
                                      ===========    ==========

See Notes to Schedules of Investments

           JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
              Portfolio Manager, Helen Young Hayes

Performance Review

    Janus Aspen International Growth Portfolio appreciated 34.71% during the year ended December 31, 1996, versus a gain of 6.05% for the Morgan Stanley International EAFE Index (EAFE stands for Europe, Australasia, and the Far East). Both returns include reinvested net dividends.(1)

(1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.


    The Portfolio outperformed the EAFE Index by such a wide margin because our research turned up some excellent individual opportunities, many of which were off the beaten track. Underfollowed stocks often present the greatest opportunities because the future potential of their earnings is not yet reflected in the price. When the stock is "discovered" by other investors, gains can come quickly. We were not the first to get there on every exceptional performer this year, but we got there early on many of them.

The Year in Review

    The performance of international markets was mixed in 1996. Many European bourses hit new records, despite relatively slow growth in the region. A strong U.S. dollar, which helped exporters, ongoing regulatory reform, and more shareholder-friendly corporate management had a positive impact on earnings in a number of industries. But Europe still remains five to ten years behind the U.S. in many areas and is burdened by high unemployment. In the Far East, Japan's sluggish economy and inability to effect economic reforms as well as slowing export and economic growth in Southeast Asia hurt stocks. I am cautiously optimistic about Latin America, which experienced an economic rebound.

    The Portfolio remained highly diversified and eclectic throughout the year. But there were niche areas that helped performance. One such area was outsourcing. Delphi Group and Hays are contract suppliers of white-collar professional services, from information technology to business management. Business software was another niche area. Companies around the world are striving to become more productive via increased investments in information technology. Misys, Merkantildata, WM Data, and Axime develop and implement software applications for this broad market. High-end retailers form a third, smaller grouping.

Wolford and Harvey Nichols are benefiting from a burgeoning consumer demand for luxury goods.

Portfolio Profile               12/31/96    12/31/95

Equities                         70.9%        96.8%
  Foreign                        70.8%        95.9%
Number of Stocks                183           73
Top Ten Equity Holdings          18.3%        34.9%
Cash & Fixed-Income Securities   29.1%         3.2%

Stock Highlights

    A new management team at German-based Adidas has revamped the company's product line to emphasize technical performance athletic footwear. Adidas has already claimed significant market share from the decline of Reebok. Adidas holds a strong position in soccer clothing and footwear in Europe and Latin America, and is beginning to make inroads into the women's athletic apparel market as well.

    Tomra is a Norwegian supplier of machines that collect aluminum containers for recycling. Stationed primarily in supermarkets, Tomra's machines provide consumers with instant cash returns for their recyclable cans and are a much cheaper alternative to curbside collection. Tomra has little competition in Europe, where 50% to 60% of aluminum is currently recycled. Norway boasts a 90%-plus aluminum can return rate. The company also sees opportunities in Latin America and Asia.

    Frontec is a Swedish producer of products for electronic commerce. Frontec's products link companies and allow them to purchase goods, place orders, and pay and bill customers electronically. Frontec has been very successful in Scandinavia and Europe and is now launching its products in the U.S.

    London Clubs is a casino operator that is benefiting from the gradual deregulation of U.K. gaming. The company has excellent management, which intends to leverage its experience serving foreign customers in London into selected international markets.

    I took profits in German integrated business software developer SAP, and reduced SGL Carbon, a German producer of graphite electrodes, when both companies reached their valuation targets. Italian medical instrument manufacturer Instrumentation
Laboratory was sold for a loss.

Current Strategy and Outlook

    The rapid growth of foreign economies continues to produce excellent individual investment opportunities. Deregulation and privatization are part of a positive trend toward increased economic freedom and diversification overseas. Many foreign companies are also becoming increasingly shareholder-friendly. These trends should keep the wind at our back, and I expect our research effort will continue to uncover a broad range of attractive individual ideas.

    Thank you for your continued investment in Janus Aspen
International Growth Portfolio.

           JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
              PORTFOLIO MANAGER, HELEN YOUNG HAYES

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Growth Portfolio and the MCSI EAFE Index (Net). Janus Aspen International Growth Portfolio is represented by a solid black line. The MCSI EAFE Index (Net) is represented by a dashed light gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through December 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen International Growth Portfolio ($16,126) as compared to the MCSI EAFE Index
(Net) ($11,781). There is a legend in the upper left quadrant of the graph which indicates Janus Aspen International Growth Portfolio's one-year and since inception (May 2, 1994) average annual total returns as 34.71% and 19.62%, respectively.

*The Portfolio's inception date   Source - Lipper Analytical
Services, Inc. 1996. All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


  JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO  December 31, 1996

Shares or
Principal Amount                                   Market Value

Common Stock - 69.5%

Apparel Manufacturers - 0.3%
       1,450  Gucci Group N.V.                         $ 92,619

Appliances - Household - 0%
          74  Moulinex S.A.*,**                           1,704

Audio and Video Products - 0%
         200  Sony Corp.**                               13,120

Automotive - Cars and Light Trucks - 0.5%
       2,000  Honda Motor Co.**                          57,217
         231  Mahindra & Mahindra (GDR)+                  2,599
         700 Tata Engineering and Locomotive Co., Ltd. 7,175 4,873 Tata Engineering and Locomotive Co.,
              Ltd. (GDR)                                 49,949
       1,000  Yamaha Motor Co., Ltd.**                    8,989
                                                        125,929

Automotive - Medium and Heavy Duty Trucks - 0%
       2,000  Isuzu Motors, Ltd.**                        8,902

Automotive - Truck Parts and Equipment - 1.1%
      74,543  LucasVarity PLC*                          283,949
         125  LucasVarity PLC (ADR)*                      4,750
                                                        288,699

Brewery - 0%
       1,075  Quilmes Industrial S.A. (ADR)               9,809

Broadcast Media - 0%
         900  CanWest Global Communications Corp.         9,225

Broadcast Services and Programming - 0.3%
       3,000  Groupe A.B.S.A. (ADR)*,**                  43,125
       1,725  Grupo Televisa S.A. de C.V. (GDR)*         44,203
                                                         87,328

Building - Construction Products - 0.2%
       2,314  Cimpor-Cimentos de Portugal S.A.           49,801
      55,000  HI Cement Corp.                            18,222
                                                         68,023

Building - Heavy Construction - 0%
         600  New World Infrastructure, Ltd.*,            1,753

Cable Television - 0.1%
       2,275  TV Filme, Inc.*                            29,006

Casino Hotels - 0.8%
      98,112  Crown, Ltd.*                              205,009

Casino Services - 1.4%
      29,527  Aristocrat Leisure, Ltd.                   76,712
      59,851  London Clubs International PLC            311,493
                                                        388,205

Cellular Telecommunications - 0.8%
       3,500  Korea Mobile Telecommunications,
                Inc. (GDR)                               45,062
       1,465  Millicom International Cellular S.A.*      47,063
       1,287  Telecel-Comunicacaoes Pessoais, S.A.*      82,149
      13,125  Telecom Italia Mobile S.p.A.               33,267
                                                        207,541

Chemicals - Diversified - 2.4%
       8,815  BASF A.G.**                               339,210
       6,416  Hoechst A.G.**                            302,787
                                                        641,997

Chemicals - Specialty - 0.9%
         236  Clariant A.G.**                           100,841
         293  SGL Carbon A.G.**,                         36,898
      25,544  Victrex PLC                               118,075
                                                        255,814

Commercial Banks - 0.9%
       2,763  Banco Frances del Rio de la
                Plata S.A. (ADR)                         75,969
         743  Credit Communal Holding/Dexia*,+           67,782
          80  Kookmin Bank (ADR)*                         1,468
       1,521  Nordbanken A.B.**                          45,888
       2,448  Sparbanken Sverige A.B. - Class A**        41,845
                                                        232,952

Commercial Services - 1.6%
      18,855  BTG PLC                                   148,487
      16,457  IBC Group PLC                              83,960
          85  SGS Societe Generale de Surveillance
                Holdings S.A. - Class B**               208,538
                                                        440,985
Computer Services - 4.9%
       1,148  Axime S.A.*,**                            132,755
       4,879  Cap Gemini Sogeti S.A.*,**                235,934
       9,883  CMG PLC                                   143,000
      15,559  Delphi Group PLC                          197,114
       6,740  Enator A.B.**                             171,831
       1,348  Enator A.B. Subscriptions Shares*,**       33,874
       5,568  Frontec A.B. - Class B                     95,990
       2,989  Getronics N.V.                             81,134
       3,355  Misys PLC                                  63,813
         746  Sligos S.A.**                              97,770
         904  WM-Data A.B. - Class B**                   77,923
                                                      1,331,138

Computer Software - 2.0%
      17,204  Intentia International A.B. -
                Class B*,**,+                           256,375
       5,997  JBA Holdings PLC                           54,928
       2,512  Merkantildata A/S                          46,088
           3  NTT Data Communications Systems Corp.**    87,900
       2,209  SEMA Group PLC                             41,222
         783  TT Tieto Oy - Class B**                    64,815
                                                        551,328

Computers - Integrated Systems - 0.1%
         325  Dassault Systemes S.A. (ADR)*,**           15,031

Data Processing and Management - 0.4%
       7,875  Industri-Matematik International Corp.*   103,359

Diamonds and Precious Stones - 0%
         295  De Beers Centenary A.G.**                   8,454

Diversified Operations - 6.4%
       1,564  Amer-Yhtymae Oy - Class A**                32,281
          78  Barco N.V.*                                13,469
      50,019  Hays PLC                                  481,255
       4,490  Huhtamaki Group - Series l**              209,736
       1,775  Kinnevik A.B. - Class B**                  48,753
       3,126  Metra Oy - Class B**                      173,867
      94,293  Rentokil Initial PLC                      711,905
         700  South African Breweries, Ltd.**,+          17,740
         107  Sulzer A.G.**                              61,679
                                                      1,750,685

Drug Delivery Systems - 1.9%
       1,825  Elan Corp. PLC*                            60,681
      16,040  Fresenius Medical Care A.G. (ADR)**       451,125
                                                        511,806

Electric - Integrated - 0.9%
         900  Centrais Electricas de
                Santa Catarina S.A.*,**,+                83,475
       5,100  Mosenergo (ADR)+                          154,530
                                                        238,005

Electronic Components - 2.5%
      21,491  Electrocomponents PLC                    $170,718
       7,240  Philips Electronics N.V.                  293,321
       3,350  Philips Electronics N.V. (ADR)            134,000
       1,566  Pricer A.B. - Class B*,**                  38,437
       1,000  UCAR International, Inc.*                  37,625
                                                        674,101

Engineering - Research and Development Services - 0.7%
       7,000  Bouygues Offshore S.A. (ADR)*,**           90,125
         577  VA Technologie A.G.                        90,596
                                                        180,721

Entertainment - 0.2%
       1,256  Endemol Entertainment Holdings B.V.*,      41,799

Film Processing - 0.1%
          12  Fotolabo S.A.**                             4,653
         187  Grand Optical Photoservice**               30,311
                                                         34,964

Finance - Consumer Loans - 0.5%
      14,392  Provident Financial PLC                   124,428

Food - Catering - 0.1%
       1,618  Compass Group PLC                          17,174

Food - Dairy Products - 0.4%
         481  Nutricia Verenidge Bedrijven N.V.          73,077
      26,103  Parmalat Finanziaria S.p.A.                39,920
                                                        112,997

Food - Diversified - 0.3%
       1,416  Raision Tehtaat**                          88,294

Food - Retail - 0.7%
      74,337  ASDA Group PLC                            156,536
       1,175  Santa Isabel S.A.                          26,584
                                                        183,120

Footware and Related Apparel - 0.4%
       1,323  Adidas A.G.**                             114,222

Healthcare Safety Devices - 0.1%
       7,250  London International Group PLC             20,480

Home Furnishings - 0.1%
       7,000  Pagnossin S.p.A.                           25,891

Hotels and Motels - 0.5%
          81  Indian Hotels Co., Ltd.+                    2,050
       7,300  Mandarin Oriental International, Ltd.*     10,147
       7,000  Scandic Hotels A.B.*,**,+                 116,587
                                                        128,784

Human Resources - 0.9%
       6,406  Michael Page Group PLC                     45,513

      18,250  Select Appointments Holdings PLC (ADR)*   209,875
                                                        255,388

Industrial Automation and Robotics - 1.5%
      14,637  Lagardere Groupe**                        401,717

Investment Companies - 0.7%
      13,396  Bure Investment A.B.**                    158,528
         558  Incentive A.B. - Class B**                 40,354
                                                        198,882

Lasers - Systems and Components - 0.7%
      15,325  Rofin-Sinar Technologies, Inc.*,**        180,069

Leisure and Recreation Services - 0%
          34  Club Mediterranee S.A.                      2,207

Machine Tools and Related Products - 0.1%
       1,166  Sandvik A.B. - Class A**                   31,345

Machinery - Construction and Mining - 0.7%
       2,676  Atlas Copco A.B. - Class A**               64,508
      11,987  Powerscreen International PLC             115,948
                                                        180,456

Machinery - Farm - 0.5%
       6,575  New Holland N.V. (ADR)*                   137,253

Machinery - Pumps - 0.6%
       9,600  Pfeiffer Vacuum Technology A.G. (ADR)*    172,800

Medical - Drugs - 3.5%
       1,000  Eisai Co., Ltd.**                          19,706
         366  Novartis A.G.*,**                         418,403
          55  Roche Holding A.G.**                      427,163
       3,662  SmithKline Beecham PLC - Class A           50,750
         175  SmithKline Beecham PLC (ADR) - Class A     11,900
       1,000  Takeda Chemical Industries**               21,003
                                                        948,925

Medical - Wholesale Drug Distributors - 0.4%
         389  Gehe A.G.**                                24,873
       4,400  Grupo Casa Autrey S.A. de C.V. (ADR)       85,800
                                                        110,673

Medical Instruments - 0%
         576  Althin Medical A.B. - Class B**            12,455

Medical Products - 2.3%
       1,290  Coloplast A/S - Class B                   146,666
      12,670  Medical Invest Svenska A.B. - Class B*,** 338,745
       7,338  Nobel Biocare A.B.**,+                    128,648
                                                        614,059

Metal Processors and Fabricators - 2.6%
      38,662  Assa-Abloy A.B. - Class B**               700,409

Money Center Banks - 1.7%
       1,900  Bangkok Bank Co., Ltd.                     18,372
       4,773  Barclays PLC                               81,877
       1,159  CS Holding A.G.**                         118,839
       1,887  Deutsche Bank A.G.**                       88,072
      22,865  Lloyds TSB Group PLC                      168,519
                                                        475,679

Mortgage Banks - 0.1%
         503  Deutsche Pfandbried & Hypothekenbank
                A.G.**                                   22,683

Motorcycle and Motor Scooter - Manufacturing - 0.1%
         464  Bajaj Auto, Ltd. (GDR)+                    15,428

Multilevel Direct Selling - 0%
         100  Amway Japan Pacific, Ltd.**                 3,215

Office Automation and Equipment - 0.8%
       2,122  Oce-Van Der Grinten N.V.                  230,401

Office Furnishings - 1.4%
       6,709  Koninklijke Ahrend N.V.                   373,930

Oil - International Integrated - 0.2%
       1,250  Tatneft (ADR)*,+                           58,750

Oil Companies - Exploration and Production - 0.1%
         875  YPF Sociedad Anonima S.A. (ADR)            22,094

Oil Companies - Integrated - 0.1%
         725  Lukoil Oil Co. (ADR)                       33,350

Photo Equipment and Supplies - 0.8%
       6,874  Leica Camera A.G.*,**,+                   214,185

Pipelines - 0.7%
      10,475  Gazprom (ADR)*,+                          183,313

Publishing - Books - 0.8%
       9,316  Dorling Kindersley Holdings PLC            65,869
       1,129  Wolters Kluwer N.V.                       149,963
                                                        215,832

Publishing - Newspapers - 0.1%
       3,174  Pearson PLC                                40,727

Publishing - Periodicals - 0%
         326  EMAP PLC                                    4,111

Real Estate Development - 0.2%
       3,000  Mitsubishi Estate Co., Ltd.**              30,856
       2,000  Mitsui Fudosan Co.**                       20,052
                                                         50,908

Real Estate Investment and Management - 2.2%
      39,604  Tornet Fastighets A.B.*,**                601,753

Recycling - 0.3%
       4,433  Tomra Systems A/S                          69,168

Reinsurance - 0.1%
          20  Swiss Reinsurance Co.**                    21,312

Retail - Apparel and Shoe - 0.2%
       7,552  Harvey Nichols PLC*,+                      44,993

Retail - Diversified - 0.9%
       7,067  Eurobike A.G.*,**                         215,611
       2,866  Kesko, Ltd.**                              40,412
                                                        256,023

Retail - Home Furnishings - 0%
         150  Industrie Natuzzi S.p.A. (ADR)              3,450

Retail - Major Department Stores - 0.2%
       1,300  Credit Saison Co., Ltd.**                  29,101
       1,000  Hankyu Department Store**                   9,940
       1,000  Isetan Co.**                               12,965
                                                         52,006

Retail - Pubs - 0.2%
       2,927  Wetherspoon (J.D.) PLC                     59,130

Security Services - 1.9%
       2,880  Prosegur Companhia de Seguridad S.A.*      26,619
      17,267  Securitas A.B. - Class B**                500,752
                                                        527,371

Shipbuilding - 0.1%
       5,000  Kawasaki Heavy Industries**                20,700

Telecommunication Equipment - 3.7%
     119,000  Datacraft Asia, Ltd.                      198,730
         577  Nokia A.B - Class A**                      33,471
       4,675  Nokia Corp. (ADR) - Class A**             269,397
      5,384   Tandberg A.S.A.*                          168,013
       6,705  Telfonaktiebolaget L.M.
                Ericsson - Class B**                    206,694
       4,000  Telfonaktiebolaget L.M. Ericsson (ADR) -
                Class B**                               120,750
                                                        997,055

Telecommunication Services - 2.6%
      23,473  COLT Telecom Group PLC*                   118,548
       2,025  CPT Telefonica del Peru S.A. (ADR)         38,222
     249,682  Freepages Group PLC                       183,806
          27  Nippon Telegraph & Telephone Corp.**      204,892
      11,823  Telecom Italia S.p.A.                      30,707
       3,290  Telinfo S.A.*                             134,155
                                                        710,330

Telephone - Integrated - 0.1%
         500  Portugal Telecom S.A. (ADR)                14,125
         100  Telecom Argentina Stet S.A. (ADR)           4,038
         650  Telefonica de Argentina S.A. (ADR)         16,819
                                                         34,982

Textile - Apparel - 0.2%
         502  Wolford A.G.                               60,756

Tobacco - 0.1%
       4,000  PT Hanjaya Mandala Sampoerna               21,347

Transportation - Airlines - 0.1%
          35  SwissAir A.G.*,**                          28,266

Transportation - Railroad - 0%
          50  Tranz Rail Holdings, Ltd. (ADR)*              884

Transportation - Services - 0.5%

      11,753  Stagecoach Holdings PLC                   140,998

Total Common Stock (cost $17,000,726)                18,907,169

Preferred Stock - 1.4%

Automove - 0.1%
          18  Porsche A.G.*,**                           15,890

Brewery - 0.1%
      51,000  Companhia Cervejaria Brahma                27,883

Drug Delivery Systems - 0.4%
         354  Fresenius A.G.**                           73,075
         412  Fresenius Medical Care A.G.*,**            33,150
                                                        106,225

Electric - Integrated - 0%
     403,000  Companhia Energetica de Minas Gerais      13,732

Telecommunication Services - 0.8%
       2,725  Telecomunicacoes Brasileiras S.A. (ADR)   208,463

Total Preferred Stock (cost $327,871)                   372,193

Short-Term Corporate Notes - 3.3%
              AVCO Financial Service

    $400,000    5.32%, 1/8/97                           399,586
              Bell South
     500,000    5.30%, 1/2/97                           499,927

Total Short-Term Corporate Notes
  (amortized cost $899,513)                             899,513

U.S. Government Agency - 23.9%
   6,500,000  Federal Home Loan Mortgage Corp.,
                5.00%, 1/2/97 (amortized
              cost $6,499,097)                        6,499,097

Total Investments (total cost $24,727,207)- 98.1%    26,677,972
Cash, Receivables and Other Assets, net of
  Liabilities - 1.9%                                    514,163
Net Assets - 100%                                   $27,192,135


                Summary of Investments by Country
                        December 31, 1996

Country       % of Investment Securities           Market Value

Argentina                 0.5%                      $  118,919
Australia                 1.1%                         281,720
Austria                   0.6%                         151,351
Belgium                   0.8%                         215,405
Brazil                    1.4%                         362,559
Canada                    0.0%                           9,225

Chile                     0.1%                          26,584
Denmark                   0.5%                         146,665
Finland                   3.4%                         912,272
France                    3.9%                       1,050,678
Germany                   8.5%                       2,284,650
Hong Kong                 0.0%                          11,900
India                     0.3%                          77,200
Indonesia                 0.1%                          21,346
Ireland                   0.2%                          60,681
Italy                     0.8%                         225,854
Japan                     2.1%                         548,556
Korea                     0.2%                          46,530
Luxembourg                0.2%                          56,873
Mexico                    0.5%                         130,004
Netherlands               6.2%                       1,657,878
New Zealand               0.0%                             884
Norway                    1.1%                         283,268
Peru                      0.1%                          38,222
Philippines               0.1%                          18,221
Portugal                  0.5%                         146,074
Russia                    1.6%                         429,943
Singapore                 0.7%                         198,730
South Africa              0.1%                          26,193
Spain                     0.1%                          26,619
Sweden                   14.8%                       3,935,799
Switzerland               5.2%                       1,389,693
Thailand                  0.1%                          18,371
United Kingdom           16.3%                       4,332,849
United States++          27.9%                       7,436,256
______________________________________________________________
Total                   100.0%                     $26,677,972
==============================================================
++Includes Short-Term Securities (0.1% excluding Short-Term
Securities)

                   Forward Currency Contracts
                    Open at December 31, 1996

                                           Currency  Unrealized
Currency Sold and            Currency      Value in  Gain/(Loss)
Settlement Date              Units Sold    $ U.S.

Finnish Markka 1/16/97           12,000   $    2,610     $    33
Finnish Markka 1/27/97           29,000        6,313         145
French Franc 3/11/97             43,000        8,322        (97)
German Deutschemark 1/17/97      60,000       38,992       1,054
German Deutschemark 1/24/97     146,000       94,929       4,731
German Deutschemark 1/27/97      29,000       18,859         869
German Deutschemark 3/4/97      670,000      436,767     (5,772)
Japanese Yen 1/16/97          3,500,000       30,251       1,857
Japanese Yen 2/10/97          4,000,000       34,574       3,816

Japanese Yen 3/11/97          3,670,000       31,723       1,059
Japanese Yen 6/17/97         17,500,000      151,289       6,468
South African Rand 11/3/97       63,000       12,243       (178)
Swedish Krona 1/17/97           585,000       85,530       3,200
Swedish Krona 1/27/97           464,000       67,872       2,884
Swiss Franc 1/16/97              50,000       37,344       3,034
Swiss Franc 1/27/97              35,000       26,174       3,087
Swiss Franc 3/4/97              475,000      356,553       2,686
Swiss Franc 5/12/97              36,000       27,217       1,738
                                          __________     _______
                                          $1,467,562     $30,614
                                          ==========     =======

See Notes to Schedules of Investments

             JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
              Portfolio Manager, Helen Young Hayes

Performance Review

    Janus Aspen Worldwide Growth Portfolio gained 29.04% for the year ended December 31, 1996, substantially outperforming the Morgan Stanley Capital International World Index, which returned
13.48%. Both returns include net dividends reinvested.(1)

(1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.


    The Portfolio outperformed the Morgan Stanley Index by such a wide margin because our research found a large number of excellent individual opportunities, many of which were underfollowed by global investors. As a result, we were often able to establish a position early, while the stock was still inexpensive. We also uncovered niche pockets of faster growth in Europe, in areas such as software development, information technology and management, and pharmaceuticals. And finally, we bought well during the July downturn, especially in the U.S., where many stocks declined to attractive prices.

The Year in Review

    In general, foreign markets underperformed the U.S. in 1996, although a number of European markets closed the year at or near new records. In the U.S., economic conditions were extremely favorable for much of the year. Economic growth remained moderate - despite a second quarter spike - inflation was benign, and interest rates were low. In Europe, economic growth is still relatively slow, and despite a number of impressive reforms, unemployment and regulatory burdens continue to impede earnings growth in many industries. The strong U.S. dollar gave much needed aid to exporters, however. In the Far East, the weak Japanese economy and slowing export and economic growth in Southeast Asia held down returns in those markets. Latin America experienced a rebound, especially in Mexico, and I remain cautiously optimistic on prospects for a continued economic recovery in 1997.

    The Portfolio was widely diversified throughout the year, with companies, not countries, determining its make-up. However, several powerful secular trends, such as outsourcing, increased investment in information technology systems, and the growing demand for pharmaceuticals, linked selected positions. Outsourcing companies contract to supply other businesses with a wide array of specialized services, from pest control to white-

See Notes to Schedules of Investments
collar management and information technology. Information technology is increasing productivity globally. Many of our holdings develop software and equipment for the fast-growing computer and networking markets. And finally, new drugs are delivering inexpensive treatments for a variety of serious diseases. Our drug stocks have exciting product pipelines and good earnings potential.

Portfolio Profile                 12/31/96       12/31/95

Equities                           88.1%          81.9%
  Foreign                          78.3%          68.9%
Number of Stocks                    209            152
Top Ten Equity Holdings            19.8%          17.6%
Cash & Fixed-Income Securities     11.9%          18.1%

Stock Highlights

    Rentokil performed well this year. A beneficiary of the outsourcing trend, the company provides a variety of commercial services, from plants and pest control to hospital waste management and disposal. The company is extremely well-managed. Its strong performance in recent months was driven by its acquisition of a major competitor, whose operations it is quickly streamlining.

    Danka Business Systems, a British marketer of copier and other office equipment, also contributed to performance. The company is fast becoming a dominant competitor in a consolidating industry and is also benefiting from a growing trend toward outsourcing copier and printing operations. Costs associated with the company's rapid growth impacted second quarter results, however, and the stock declined. We determined that the setback was temporary, and I was able to build a position at lower prices. Our estimates suggest Danka should grow 25% to 30% annually over the next three years.

    Wells Fargo has the best return on equity of any major U.S. bank. The company has kept its costs low by opening branches in supermarkets and other high-traffic locations. It was one of the first to utilize ATM machines and other forms of low-cost electronic banking. Wells Fargo's acquisition of First Interstate earlier in the year combined a number of complementary divisions and allows for further significant cost savings.

    I took profits in long-time holding, Astra, the Swedish pharmaceutical manufacturer. After two major product launches, earnings slowed. Sun Microsystems was sold when it met our price targets. Toolex Alpha, a leading manufacturer of CD ROM manufacturing equipment, and Japanese electronic component

See Notes to Schedules of Investments
manufacturer Omron, were sold at a loss after earnings disappointments.

Current Strategy and Outlook

    Many foreign companies are enjoying good growth and increasing sophistication and diversity. Overseas markets are also less efficient, and therefore more congenial to individual stock selection. Going forward, these factors make me very positive on global investing and on our stockpicking discipline at Janus.

    Thank you for your continued investment in Janus Aspen
Worldwide Growth Portfolio.

See Notes to Schedules of Investments

             JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
              Portfolio Manager, Helen Young Hayes

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Worldwide Growth Portfolio and the MSCI World Index (Net). Janus Aspen Worldwide Growth Portfolio is represented by a solid black line. The MSCI World Index (Net) is represented by a dashed light gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen International Growth Portfolio ($19,876) as compared to the MSCI World Index (Net) ($14,480). There is a legend in the upper left quadrant of the graph which indicates Janus Aspen International Growth Portfolio's one-year and since inception (September 13, 1993) average annual total returns as 29.04% and 23.20%, respectively.

*The Portfolio's inception date   Source - Lipper Analytical
Services, Inc. 1996. All returns reflect reinvested dividends.

    Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


    JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO  December 31, 1996

Shares or
Principal Amount                                 Market Value

Common Stock - 86.2%

Advertising Services - 0.3%
     428,468  WPP Group PLC                          $1,855,849

See Notes to Schedules of Investments

Aerospace and Defense - 0.4%
      11,275  Boeing Co.                              1,199,378
      13,800  United Technologies Corp.                 910,800
                                                      2,110,178

Apparel Manufacturers - 0.7%
      63,650  Gucci Group N.V.                        4,065,644

Appliances - Household - 0%
       2,644  Moulinex S.A.*,**                          60,896

Athletic Footwear - 0.2%
      19,600  Nike, Inc. - Class B                    1,171,100

Audio and Video Products - 0.2%
      16,700  Sony Corp.**                            1,095,532

Automotive - Cars and Light Trucks - 0.8%
      83,000  Honda Motor Co.**                       2,374,503
      18,389  Mahindra and Mahindra (GDR)+              206,876
       6,200 Tata Engineering and Locomotive Co., Ltd. 63,550 159,444 Tata Engineering and Locomotive Co.,
                Ltd. (GDR)                            1,634,301
      17,000  Yamaha Motor Co., Ltd.*,**                152,809
                                                      4,432,039

Automotive - Medium and Heavy Duty Trucks - 0.1%
     154,000  Isuzu Motors, Ltd.**                      685,480

Automotive - Truck Parts and Equipment - 0.8%
   1,150,054  LucasVarity PLC*                        4,380,786
       4,375  LucasVarity PLC (ADR)*                    166,250
                                                      4,547,036

Beverages - Non-Alcoholic - 0.4%
      81,475  PepsiCo, Inc.                           2,383,144

Brewery - 0.1%
      84,700  Quilmes Industrial S.A. (ADR)             772,888

Broadcast Media - 0.3%
      71,025  CanWest Global Communications Corp.       728,006
      36,760  Central European Media
                Enterprises, Ltd.*,**                 1,167,130
       4,400  Heritage Media Corp. - Class A*            49,500
                                                      1,944,636

Broadcast Services and Programming - 0.6%
      73,500  Groupe A.B. S.A. (ADR)*,**              1,056,563
      94,650  Grupo Televisa S.A. de C.V. (GDR)*      2,425,406
                                                      3,481,969

See Notes to Schedules of Investments

Building - Construction Products - 0.3%
      78,580  Cimpor-Cimentos de Portugal S.A.        1,691,167

Building - Heavy Construction - 0%
      22,400  New World Infrastructure, Ltd.*,+          65,456

Cable Television - 0.3%
     120,050  TV Filme, Inc.*                         1,530,638

Casino Hotels - 0.7%
   1,904,113  Crown, Ltd.*                            3,978,711

Casino Services - 1.3%
   1,286,703  Aristocrat Leisure, Ltd.+               3,342,874
     778,183  London Clubs International PLC          4,050,038
                                                      7,392,912

Cellular Telecommunications - 0.9%
     138,145  Korea Mobile Telecommunications,
                Inc. (GDR)                            1,778,625
      71,200  Millicom International Cellular S.A.*   2,287,300
     564,837  Telecom Italia Mobile S.p.A.            1,431,640
                                                      5,497,565

Chemicals - Diversified - 3.1%
     229,830  BASF A.G.**                             8,844,091
     167,291  Hoechst A.G.**                          7,894,875
      34,000  Monsanto Co.                            1,321,750
                                                     18,060,716

Chemicals - Specialty - 0.9%
       5,397  Clariant A.G.**                         2,306,101
      13,896  SGL Carbon A.G.**,+                     1,749,967
     224,541  Victrex PLC                             1,037,918
                                                      5,093,986

Commercial Banks - 1.5%
     372,724  Banca Popolare di Milano                1,892,858
      81,242  Banco Frances del Rio de
                la Plata S.A. (ADR)                   2,234,169
      23,439  Credit Communal Holding/Dexia*,+        2,138,271
       3,373  Kookmin Bank (ADR)*                        61,895
      54,366  Nordbanken A.B.**                       1,640,186
      61,128  Sparbanken Sverige A.B. - Class A**     1,044,893
                                                      9,012,272

Commercial Services - 0.8%
     600,315  BTG PLC                                 4,727,601

See Notes to Schedules of Investments

Computer Services - 6.2%
      33,572  Axime S.A.*,**                          3,882,278
      64,070  Cap Gemini Sogeti S.A.*,**              3,098,229
      64,431  CMG PLC**                                 932,269
     239,314  Delphi Group PLC                        3,031,821
       1,750  Electronic Data Systems Corp.              75,688
      56,482  Enator A.B.*,**                         1,439,962
      11,296  Enator A.B. Subscription Shares*,**       283,856
     250,956  Frontec A.B. - Class B**                4,326,385
     188,844  Getronics N.V.**                        5,126,047
     294,319  Misys PLC                               5,598,042
      21,138  Sligos S.A.**                           2,770,327
       4,600  SunGard Data Systems, Inc.*               181,700
      60,284  WM-Data A.B. - Class B**                5,196,365
                                                     35,942,969

Computer Software - 3.1%
     158,468  Ark A.S.A.**                            1,118,247
     259,287  JBA Holdings PLC                        2,374,861
     246,972  Merkantildata A/S**                     4,531,241
         178  NTT Data Communications Systems Corp.** 5,215,385
      45,305  SEMA Group PLC                            845,428
      46,836  TT Tieto Oy - Class B**                 3,876,967
                                                     17,962,129

Computers - Integrated Systems - 1.0%
      22,725  Dassault Systemes S.A. (ADR)*           1,051,031
      96,200  Parametric Technology Co.*              4,942,275
                                                      5,993,306

Computers - Mainframe - 1.0%
      40,450  IBM Corp.                               6,107,950

Data Processing and Management - 0.3%
         800  First Data Corp.                           29,200
     115,625  Industri-Matematik International
              Corp.*,**                               1,517,578
                                                      1,546,778

Dialysis Centers - 0.3%
      72,975  Vivra, Inc.*                            2,015,934

Diamonds and Precious Stones - 0.1%
      19,604  De Beers Centenary A.G.**                 561,791

Diversified Financial Services - 0%
     104,000  JCG Holdings, Ltd.                        101,526

See Notes to Schedules of Investments

Diversified Operations - 10.5%
      66,891  Amer-Yhtymae Oy - Class A**             1,380,634
      16,050  Barco N.V.                              2,771,601
     126,475  C.G. Smith, Ltd.**                        618,040
     243,000  First Pacific Co.                         315,768
      36,107  Grupo Carso S.A. de C.V. - Series Al      190,037
   1,485,566  Hays PLC                               14,293,284
     145,686  Huhtamaki Group - Series l**            6,805,243
      53,730  Kinnevik A.B. - Class B**               1,475,775
      83,074  Metra Oy - Class B**                    4,620,537
      29,525  Raychem Corp.                           2,365,691
   3,117,799  Rentokil Initial PLC                   23,539,133
      27,841  South African Breweries, Ltd.**,+         705,551
       3,521  Sulzer A.G.**                           2,029,629
                                                     61,110,923

Drug Delivery Systems - 2.1%
      98,100  Elan Corp. PLC*                         3,261,825
     313,425  Fresenius Medical Care A.G. (ADR)*,**   8,815,078
                                                     12,076,903

Electric - Integrated - 0.6%
      96,775  BSES, Ltd. (GDR)                        1,983,887
  28,570,000  Companhia Energetica de Minas Gerais      973,508
      12,675  Mosenergo (ADR)+                          384,052
                                                      3,341,447

Electric Products - 0.4%
      65,675  UCAR International, Inc.*               2,471,022

Electronic Components - 3.1%
      51,350  Lernout & Hauspie Speech Products N.V.*   860,113
     166,152  Philips Electronics N.V.**              6,731,474
     199,911  Philips Electronics N.V. (ADR)**        7,996,440
      86,423  Pricer A.B. - Class B*,**               2,121,213
       2,000  Rohm Co.**                                131,374
                                                     17,840,614

Entertainment - 0.2%
      37,966  Endemol Entertainment Holdings
                B.V.*,**,+                            1,263,482

Film Processing - 0.6%
         664  Fotolabo S.A.**                           257,479
      18,825  Grand Optical Photoservice**            3,051,330
                                                      3,308,809

Finance - Consumer Loans - 0.7%
      19,925  Associates First Capital Corp.            879,191
     348,264  Provident Financial PLC                 3,010,951
                                                      3,890,142

See Notes to Schedules of Investments

Finance - Other Services - 0.1%
      91,260  Grupo Financiero Inbursa, S.A. de C.V. -
                Class B                                 311,337

Food - Catering - 0.2%
      85,172  Compass Group PLC                         904,050

Food - Dairy Products - 1.5%
      33,929  Nutricia Verenidge Bedrijven N.V.**     5,154,742
   2,397,331  Parmalat Finanziaria S.p.A.             3,666,320
                                                      8,821,062

Food - Diversified - 0.6%
      58,466  Raision Tehtaat**                       3,645,630

Food - Retail - 0.3%
      25,175  Disco S.A. (ADR)*                         704,900
      13,000  Pao De Acucar S.A.                        224,250
      43,450  Santa Isabel S.A.                         983,056
                                                      1,912,206

Footwear and Related Apparel - 1.0%
      65,926  Adidas A.G.**                           5,691,761

Healthcare Safety Devices - 0.2%
     401,066  London International Group PLC          1,132,931

Home Furnishings - 0.6%
      27,200  Hunter Douglas N.V.                     1,834,009
     453,683  Pagnossin S.p.A.                        1,678,059
                                                      3,512,068

Hotels and Motels - 0.7%
       7,575  HFS, Inc.*                                452,606
      13,449  Indian Hotels Co., Ltd.                   340,394
     563,500  Mandarin Oriental International, Ltd.*    783,265
     155,741  Scandic Hotels A.B.*,**,+               2,593,901
                                                      4,170,166

Human Resources - 0.3%
       7,477  Randstad Holdings N.V.**                  540,068
      85,175  Select Appointments Holdings PLC (ADR)*   979,513
                                                      1,519,581

Industrial Automation and Robotics - 1.2%
     259,087  Lagardere Groupe**                      7,110,723

Investment Companies - 0.4%
     106,928  Bure Investment A.B.**                  1,265,383

See Notes to Schedules of Investments

      14,992  Incentive A.B. - Class B**              1,084,202
                                                      2,349,585

Leisure and Recreation Services - 0%
         876  Club Mediterranee S.A.**                   56,864

Machine Tools and Related Products - 0.1%
      29,263  Sandvik A.B. - Class A**                  786,651

Machinery - Construction and Mining - 0.3%
      67,121  Atlas Copco A.B. - Class A**            1,618,035

Machinery - Farm - 0.5%
     137,050  New Holland N.V. (ADR)*,**              2,860,919

Machinery - Pumps - 0%
       8,000  Pfeiffer Vacuum Technology
                A.G. (ADR)*,**                          144,000

Medical - Drugs - 6.4%
      37,350  Bristol-Myers Squibb Co.                4,061,813
     117,200  Eisai Co., Ltd.**                       2,309,559
     115,520  Glaxo Wellcome PLC                      1,874,862
      10,689  Novartis A.G.*,**                      12,219,416
       2,375  Pfizer, Inc.                              196,828
       1,451  Roche Holding A.G.**                   11,269,325
     228,721  SmithKline Beecham PLC - Class A        3,169,757
      12,050  SmithKline Beecham PLC (ADR) - Class A    819,400
      56,000  Takeda Chemical Industries**            1,176,145
                                                     37,097,105

Medical - Wholesale Drug Distributors - 0.7%
      24,048  Gehe A.G.**                             1,537,636
     137,050  Grupo Casa Autrey S.A. de C.V. (ADR)    2,672,475
                                                      4,210,111

Medical Instruments - 0.2%
      45,901  Althin Medical A.B. - Class B**           992,498

Medical Products - 0.6%
       4,600  Boston Scientific Corp.*                  276,000
     172,513  Nobel Biocare A.B.**,                   3,024,466
                                                      3,300,466

Metal Processors and Fabricators - 1.7%
     561,355  Assa-Abloy A.B. - Class B**            10,169,623

Money Center Banks - 3.2%
      74,100  Bangkok Bank Co., Ltd.                    716,500
     209,570  Barclays PLC                            3,595,014
      16,675  Citicorp                                1,717,525

See Notes to Schedules of Investments

      54,913  CS Holding A.G.**                       5,630,528
      98,522  Deutsche Bank A.G.**                    4,598,333
     301,230  Lloyds TSB Group PLC                    2,220,115
                                                     18,478,015

Mortgage Banks - 0.1%
      12,556  Deutsche Pfandbried and
                Hypothekenbank A.G.**                   566,222

Motorcycle and Motor Scooter Manufacturing - 0%
       6,680  Bajaj Auto, Ltd. (GDR)*,                  222,110

Multilevel Direct Selling - 0%
       8,100  Amway Japan Pacific, Ltd.**               260,432

Networking Products - 0.4%
      32,450  Cisco Systems, Inc.*                    2,064,631

Office Automation and Equipment - 1.1%
     109,450  Danka Business Systems PLC (ADR)        3,871,794
      23,337  Oce-Van Der Grinten N.V.**              2,533,870
                                                      6,405,664

Office Furnishings - 0.8%
      81,683  Koninklijke Ahrend N.V.**               4,552,652

Office Supplies - 0.8%
      95,825  Alco Standard Corp.                     4,946,966

Oil Companies - Exploration and Production - 0.6%
     136,350  YPF Sociedad Anonima S.A. (ADR)         3,442,838

Oil Companies - Integrated - 0.3%
      10,975  Lukoil Oil Co. (ADR)                      504,850
      30,400  Tatneft (ADR)*,+                        1,428,800
                                                      1,933,650

Pipelines - 0.2%
      78,200  Gazprom (ADR)*,+                        1,368,500

Publishing - Books - 0.6%
     140,282  Dorling Kindersley Holdings PLC           991,872
      19,744  Wolters Kluwer N.V.**                   2,622,553
                                                      3,614,425

Publishing - Newspapers - 0.1%
      61,395  Pearson PLC                               787,786

See Notes to Schedules of Investments

Publishing - Periodicals - 0%
      24,489  EMAP PLC                                  308,779

Real Estate Development - 0.3%
     127,000  Mitsubishi Estate Co., Ltd.**           1,306,223
      66,000  Mitsui Fudosan Co.**                      661,711
                                                      1,967,934

Real Estate Investment and Management - 0.8%
     316,497  Tornet Fastighets A.B.*,**              4,808,931

Recycling - 0.3%
     108,535  Tomra Systems A/S**                     1,693,466

Reinsurance - 0.2%
       1,105  Swiss Reinsurance Co.**                 1,177,513

Retail - Apparel and Shoe - 0.3%
     250,000  Harvey Nichols PLC                      1,489,440

Retail - Home Furnishings - 0%
       9,050  Industrie Natuzzi S.p.A. (ADR)            208,150

Retail - Major Department Store - 0.7%
     110,300  Credit Saison Co., Ltd.**               2,469,118
      50,000  Hankyu Department Store**                 496,975
      65,000  Isetan Co.**                              842,697
                                                      3,808,790

Retail - Diversified - 0.3%
     114,492  Kesko**                                 1,614,385

Retail - Pubs - 0.4%
     101,901  Wetherspoon (J.D.) PLC                  2,058,563

Security Services - 1.3%
     149,740  Prosegur Companhia de Seguridad S.A.*   1,384,025
     210,288  Securitas A.B. - Class B**              6,098,466
                                                      7,482,491

Shipbuilding - 0.2%
     283,000  Kawasaki Heavy Industries**             1,171,625

Super-Regional Banks - 1.7%
      37,400  Wells Fargo & Co.                      10,088,650

Telecommunication Equipment - 3.0%
     102,400  Lucent Technologies, Inc.               4,736,000
      17,172  Nokia A.B - Class A**                     996,138
      69,550  Nokia Corp. (ADR) - Class A**           4,007,819
      84,339  Tandberg A.S.A.*,**                     2,631,874

See Notes to Schedules of Investments

      41,027  Telefonaktiebolaget L.M.
                Ericsson - Class B**                  1,264,730
     122,825  Telefonaktiebolaget L.M.
                Ericsson (ADR) -
                Class B **                            3,707,780
                                                     17,344,341

Telecommunication Services - 3.0%
     576,527  COLT Telecom Group PLC*                 2,911,692
     854,131  CPT Telefonica del Peru S.A. - Class B  1,591,060
      97,350  CPT Telefonica del Peru S.A. (ADR)      1,837,481
   2,236,411  Freepages Group PLC*                    1,646,356
      60,325  MFS Communications Co., Inc.*           3,287,713
         675  Nippon Telegraph and Telephone Corp.**  5,122,299
     509,042  Telecom Italia S.p.A.                   1,322,100
                                                     17,718,701

Telephone - Integrated - 0.4%
      41,400  Portugal Telecom S.A. (ADR)             1,169,550
         750  Telecom Argentina Stet S.A. (ADR)          30,281
      38,950  Telefonica de Argentina S.A. (ADR)      1,007,831
                                                      2,207,662

Textile - Apparel - 0.7%
      34,030  Wolford A.G.                            4,118,561

Tobacco - 0.5%
     255,000  PT Hanjaya Mandala Sampoerna            1,360,864
     203,000  Souza Cruz S.A.                         1,332,621
                                                      2,693,485

Transportation - Airlines - 0.3%
       1,936  SwissAir A.G.*,**                       1,563,526

Transportation - Railroad - 0%
       3,000  Tranz Rail Holdings, Ltd. (ADR)*           53,063

Transportation - Services - 1.0%
     497,837  Stagecoach Holdings PLC                 5,972,471

Wireless Telecommunications - 0.1%
      15,625  AirTouch Communications, Inc.*            394,531
       2,650  Paging Network, Inc.*                      40,413
                                                        434,944

Total Common Stock (cost $437,294,249)              502,139,874

See Notes to Schedules of Investments

Preferred Stock - 1.9%

Automotive - Cars and Light Trucks - 0.1%
         649  Porsche A.G.*,**                          572,957

Brewery - 0.1%
   1,593,000  Companhia Cervejaria Brahma               870,944

Drug Delivery Systems - 0.8%
      18,509  Fresenius A.G.**                        3,820,748
      11,099  Fresenius Medical Care A.G.**             893,035
                                                      4,713,783

Telecommunication Services - 0.9%
       2,000  Telecomunicacoes Brasileiras S.A.             154
      68,425  Telecomunicacoes Brasileiras S.A. (ADR) 5,234,513
                                                      5,234,667

Total Preferred Stock (cost $9,908,274)              11,392,351

Short-Term Corporate Notes - 5.5%
              AVCO Financial Service:
 $ 7,000,000    5.30%, 1/22/97                        6,978,358
  15,000,000    5.30%, 1/29/97                       14,938,167
              Coca-Cola Co.
  10,000,000    5.25%, 1/10/97                        9,986,875

Total Short-Term Corporate Notes
(amortized cost $31,903,400)                         31,903,400

U.S. Government Agency - 4.7%
  27,500,000  Federal Home Loan Mortgage Corp.
                6.50%, 1/2/97
                (amortized cost $27,495,035)         27,495,035

Total Investments (total cost
  $506,600,958) - 98.3%                             572,930,660
Cash, Receivables and Other Assets,
  net of Liabilities - 1.7%                           9,672,233
Net Assets - 100%                                  $582,602,893

See Notes to Schedules of Investments

                Summary of Investments by Country
                        December 31, 1996

Country            % of Investment Securities      Market Value

Argentina              1.3%                        $  7,420,019
Australia              1.3%                           7,321,584
Austria                0.7%                           4,118,560
Belgium                1.0%                           5,769,985
Brazil                 1.8%                          10,166,627
Canada                 0.1%                             728,006
Chile                  0.2%                             983,056
Finland                4.7%                          26,947,352
France                 3.9%                          22,138,240
Germany                8.1%                          46,295,832
Hong Kong              0.2%                           1,266,015
India                  0.8%                           4,451,119
Indonesia              0.2%                           1,360,864
Ireland                0.6%                           3,261,825
Italy                  2.7%                          15,296,255
Japan                  4.4%                          25,471,866
Korea                  0.3%                           1,840,520
Luxembourg             0.5%                           3,060,872
Mexico                 1.0%                           5,575,368
Netherlands            7.4%                          42,148,525
New Zealand            0.0%                              53,063
Norway                 1.7%                           9,974,827
Peru                   0.6%                           3,428,541
Portugal               0.5%                           2,860,717
Russia                 0.6%                           3,686,203
South Africa           0.3%                           1,885,382
Spain                  0.2%                           1,384,025
Sweden                 9.9%                          56,460,878
Switzerland            6.4%                          36,453,517
Thailand               0.1%                             716,500
United Kingdom        18.1%                         103,646,356
United States++       20.4%                         116,758,161
______________________________________________________________
Total                100.0%                        $572,930,660
==============================================================
++Includes Short-Term Securities (10.0% excluding Short-Term
Securities)

See Notes to Schedules of Investments

                   Forward Currency Contracts
                    Open at December 31, 1996

                                           Currency  Unrealized
Currency Sold and            Currency      Value in  Gain/(Loss)
Settlement Date              Units Sold    $ U.S.

Finnish Markka 1/16/97        4,000,000   $  870,000  $  11,135
Finnish Markka 1/27/97        4,200,000      914,276     20,928
Finnish Markka 5/12/97        1,768,000      387,558      5,987
French Franc 1/16/97          5,500,000    1,061,018     13,201
German Deutschemark 1/17/97   5,000,000    3,249,285     87,830
German Deutschemark 1/24/97   4,536,000    2,949,285    147,003
German Deutschemark 1/27/97     300,000      195,097      8,985
German Deutschemark 3/4/97   11,000,000    7,170,795  (105,774)
German Deutschemark 3/11/97   2,600,000    1,695,689   (16,070)
Japanese Yen 1/16/97      1,237,000,000   10,691,674    656,273
Japanese Yen 3/11/97        100,000,000      864,390     29,089
Japanese Yen 6/17/97        250,000,000    2,161,274     92,399
South African Rand 11/3/97    4,548,000      883,810   (12,880)
Swedish Krona 1/16/97        25,000,000    3,654,917    107,282
Swedish Krona 1/27/97        45,662,000    6,679,246    280,481
Swiss Franc 1/16/97           6,000,000    4,481,291    364,101
Swiss Franc 1/27/97           2,500,000    1,869,578    220,548
Swiss Franc 3/4/97           18,000,000   13,511,485    101,778
Swiss Franc 5/12/97           1,020,000      771,150     49,234
                                         ___________ __________
                                         $64,061,818 $2,061,530
                                         =========== ==========

See Notes to Schedules of Investments

                 JANUS ASPEN BALANCED PORTFOLIO
              Portfolio Manager, Blaine P. Rollins

Performance Review

    Janus Aspen Balanced Portfolio returned 16.18% for the year ended December 31, 1996, compared to a return of 22.95% for the S&P 500 Index and 2.90% for the Lehman Brothers Government/ Corporate Bond Index. All returns include reinvested dividends.

    The Portfolio's equity positions performed well. My strategy is to focus on companies that generate strong positive cash flow and that use their discretionary cash wisely - often to buy back significant portions of their own stock. However, as market valuations continued to move higher, it became more difficult to find solid growth opportunities trading at reasonable prices.

    I assumed portfolio management responsibilities on May 1, 1996. My immediate challenge was to deal with the sharp upturn in interest rates. During the first half of the year, the economy picked up steam. Robust employment numbers spooked bond investors. As a result, bonds suffered price declines across the maturity spectrum, with long-term securities most strongly affected. To reduce interest rate risk, the maturities of the Portfolio's fixed-income holdings were shortened. In the second half of the year, economic growth slowed and inflation remained mild. Interest rates declined. Stocks rallied during the final months of the year, but the outlook for corporate earnings remained uncertain. If earnings slow in 1997, selectivity will be even more critical in purchasing stocks, and fixed-income maturities will remain short.

    At year end, the Portfolio held a conservative mix of Treasury, and investment-grade and high-yield corporate bonds.
Our high-yield positions performed extremely well. Dade
International and Intertek Finance in particular, are both companies we plan on owning for a long time.

Portfolio Profile                12/31/96        12/31/95

Equities                           53.9%          51.6%
Number of Stocks                   103             52
Top Ten Equity Holdings            24.0%          22.0%
Fixed-Income Securities            32              20
  U.S. Treasury Bonds              15.7%          21.7%
  Investment-Grade Corp. Bonds     21.6%          18.2%
  High-Yield Corporate Bonds        5.6%           --
  Foreign Corporate Bonds          --              2.2%
  Preferred Stock                  3.6%            3.2%

See Notes to Schedules of Investments

Stock Highlights

    Dionex is an example of a great cash generator. Dionex manufactures ion chromatography systems used to identify chemical components through color spectrum analysis. The company dominates its industry with 70% market share. What Dionex does may seem complex, but the way it manages its business is straightforward. Dionex does not make unnecessary capital expenditures or acquisitions. At present, excess cash flow is being used to buy back shares, adding substantially to the company's earnings per share growth and building shareholder value.

    Barclays PLC contributed significantly to Portfolio returns this year. One of Britain's largest financial services providers, Barclays is refocusing its operations on retail banking and the higher-margin asset management business, having recently acquired Wells Fargo Nikko Investment Advisors. The company is poised to benefit from its position as the largest issuer of credit cards in the U.K. Barclays is also aggressively repurchasing its stock.

    Our MFS Communications convertible debenture also performed well. MFS is being acquired by WorldCom, and the company will be very competitive post-merger. WorldCom should be able to underprice competitors in end-to-end long distance, local telephone, and internetworking services.

    U.S. Satellite Broadcasting and General Motors-H/Hughes
Electronics disappointed this year. Neither company met projections for new subscribers in their satellite TV businesses.
Kellogg was sold after the company fared poorly in cereal price wars. Kellogg's management also chose not to aggressively restructure the company, as some of us had expected.

Current Strategy and Outlook

    The market's current high level may make finding stocks with great upside potential more difficult. High valuations dictate a more opportunistic approach, but I will continue to focus on uncovering stable companies with predictable earnings growth and strong free cash flows. On the fixed-income side, my strategy is likely to remain conservative in case the economy strengthens or inflationary pressures increase.

    Thank you for your continued investment in Janus Aspen
Balanced Portfolio.

See Notes to Schedules of Investments

                 JANUS ASPEN BALANCED PORTFOLIO
              Portfolio Manager, Blaine P. Rollins

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Balanced Portfolio, the Lehman Brothers Government/Corporate Bond Index and the S&P 500 Index. Janus Aspen Balanced Portfolio is represented by a solid black line. The Lehman Brothers Government/Corporate Bond Index is represented by a dashed dark gray line. The S&P 500 Index is represented by a dashed light gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Balanced Portfolio ($15,674) as compared to the Lehman Brothers Government/Corporate Bond Index ($11,846) and S&P 500 Index ($17,462). There is a legend in the upper left quadrant of the graph which indicates Janus Aspen Balanced Portfolio's one-year and since inception (September 13, 1993) average annual total returns as 16.18% and 14.63%, respectively.


*The Portfolio's inception date   Source - Lipper Analytical
Services, Inc. 1996. All returns reflect reinvested dividends.

    Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


        JANUS ASPEN BALANCED PORTFOLIO  December 31, 1996

Shares or
Principal Amount                                     Market Value

Common Stock - 50.3%

Aerospace and Defense - 1.3%
       2,925  Boeing Co.                             $  311,147
       2,475  Lockheed Martin Corp.                     226,463
       5,950  Thiokol Corp.                             266,263
       5,000  United Technologies Corp.                 330,000
                                                      1,133,873

See Notes to Schedules of Investments

Automotive - Truck Parts and Equipment - 0.4%
      14,975  Federal Mogul Corp.                       329,450

Broadcast Media - 1.5%
      12,875  Heritage Media Corp. - Class A*           144,844
      38,675  Young Broadcasting Corp. - Class A*     1,131,244
                                                      1,276,088

Building - Heavy Construction - 0.4%
       6,050  Fluor Corp.                               379,638

Casino Hotels - 0.2%
       6,325  Circus Circus Enterprises, Inc.*          217,422

Casino Services - 0.5%
      74,438  London Clubs International PLC            387,411

Chemicals - Diversified - 1.4%
      19,959  BASF A.G.**                               768,043
      25,945  BOC Group PLC                             388,656
                                                      1,156,699

Chemicals - Specialty - 0.2%
       3,650  Minerals Technologies, Inc.               149,650

Commercial Banks - 0.7%
       1,232  Banco Popular Espanol S.A.                241,978
       7,150  Cascade Bancorp*                          150,150
       4,825  Chester Bancorp, Inc.                      63,328
       3,925  First Savings Bancorp, Inc.                73,594
       6,775  Sterling Bancorp                           99,931
                                                        628,981

Commercial Services - 0.3%
         114  SGS Societe Generale de Surveillance
                Holdings S.A.**                         279,687

Computer Services - 0.8%
       7,975  Computer Sciences Corp.*                  654,947

Computers - Integrated Systems - 0.4%
      14,000  Gulfstream Aerospace Corp.*               339,500

Containers - Paper and Plastic - 0.6%
      12,400  Sealed Air Corp.*                         516,150

Cosmetics and Toiletries - 0.8%
       4,200  Avon Products, Inc.                       239,925

See Notes to Schedules of Investments

       5,000  Colgate-Palmolive Co.                     461,250
                                                        701,175

Data Processing and Management - 0.9%
      10,710  First Data Corp.                          390,915
      10,975  First USA Paymentech, Inc.*               371,778
                                                        762,693

Diversified Operations - 1.3%
      23,871  Hays PLC                                  229,673
       4,625  Raychem Corp.                             370,578
      26,552  Rentokil Initial PLC                      200,465
       1,750  Unilever N.V. (ADR)**                     306,688
                                                      1,107,404

Electronic Components - 0.2%
       1,475  Intel Corp.                               193,133

Electronic Safety Devices - 0.1%
       1,275  Pittway Corp. - Class A                    68,213

Finance - Consumer Loans - 2.5%
      42,900  Associates First Capital Corp.          1,892,963
      30,028  Provident Financial PLC*                  259,610
                                                      2,152,573

Finance - Investment Brokers - 0.4%
      11,900  Charles Schwab Corp.                      380,800

Finance - Other Services - 0.9%
      14,150  Equifax, Inc.                             433,344
      15,000  Insignia Financial Group,
                Inc. - Class A*                         337,500
                                                        770,844

Financial Guarantee Insurance - 0.6%
       5,050  CMAC Investment Corp.                     185,588
       3,825  MGIC Investment Corp.                     290,700
                                                        476,288

Food - Canned - 0.7%
       7,900  Campbell Soup Co.                         633,975

Food - Confectionary - 0.3%
       4,250  Wrigley (Wm.) Jr., Co.                    239,063

Gas - Distribution - 0.8%
      29,925  Southern Union Co.                        658,350

See Notes to Schedules of Investments

Hotels and Motels - 0.3%
      13,200  Extended Stay America, Inc.               265,650

Human Resources - 2.2%
      11,050  Labor Ready, Inc.*                        149,175
       1,849  Michael Page Group PLC                     13,137
      48,900  Robert Half International, Inc.*        1,680,938
                                                      1,843,250

Instruments - Scientific - 2.9%
      70,275  Dionex Corp.*                           2,459,625

Insurance - Life and Health - 4.9%
       8,650  AFLAC, Inc.                               369,788
      11,880  Delphi Financial Group, Inc. - Class A    350,460
       5,225  Liberty Corp.                             205,081
      11,975  Protective Life Corp.                     477,503
      26,500  UICI*                                     861,250
      26,100  UNUM Corp.                              1,885,725
                                                      4,149,807

Insurance - Multi-Line - 0.3%
       4,500  Allstate Corp.                            260,438

Insurance - Property and Casualty - 1.3%
       5,250  Foremost Corp. of America                 315,000
       8,850  LaSalle Re Holdings, Ltd.                 258,863
       9,875  Mercury General Corp.                     518,438
                                                      1,092,301

Machinery - Farm - 0.3%
       9,375  AGCO Corp.                                268,359

Machinery - Pumps - 0.3%
      13,125  Pfeiffer Vacuum Technology
                A.G. (ADR)*,**                          236,250

Medical - Drugs - 2.4%
      15,311  Glaxo Wellcome PLC                        248,494
         820  Novartis A.G.*,**                         937,405
       8,325  SmithKline Beecham PLC (ADR) - Class A    566,100
       4,125  Warner-Lambert Co.                        309,375
                                                      2,061,374

Medical - HMO - 0.8%
      14,725  United Healthcare Corp.                   662,625

Medical - Wholesale Drug Distributors - 0.2%
       2,775  Cardinal Health, Inc.                     161,644

See Notes to Schedules of Investments

Medical Instruments - 0.2%
       2,850  Medtronics, Inc.                          193,800

Metal - Aluminum - 0.2%
       3,700  Reynolds Metals Co.                       208,588

Money Center Banks - 4.0%
      16,075  Bank of New York Co., Inc.                542,531
       3,725  BankAmerica Corp.                         371,569
      98,713  Barclays PLC                            1,693,346
       5,275  Citicorp                                  543,325
       8,596  ING Groep N.V.**                          309,452
                                                      3,460,223

Mortgage Banks - 0.1%
       1,102  Deutsche Pfandbried &
                Hypothekenbank A.G.**                    49,696

Multimedia - 0.1%
         950  Meredith Corp                              50,113

Office Supplies - 0.6%
       4,525  Alco Standard Corp.                       233,603
       8,725  Harland (John H.) Co.                     287,925
                                                        521,528

Optical Supplies - 0.2%
       3,600  Luxottica Group S.p.A. (ADR)              187,200

Printing - Commercial - 0.2%
       9,550  World Color Press, Inc.*                  183,838

Publishing - Books - 0.1%
         494  Wolters Kluwer N.V.**                      65,617

Real Estate Investment Trusts - 2.3%
      18,000  AMLI Residential Properties Trust         420,750
      48,425  Innkeepers USA Trust                      671,897
      22,725  Redwood Trust, Inc.                       846,506
                                                      1,939,153

Savings/Loan/Thrifts - 3.8%
       6,000  Bank United Corp. - Class A*              160,500
      12,950  BostonFed Bancorp, Inc.                   191,013
       5,975  Calumet Bancorp, Inc.*                    198,669
       6,413  Downey Financial Corp.                    125,845
      12,725  First Defiance Financial Corp.            157,472
       6,875  First Savings Bank of Washington
                Bancorp, Inc.                           126,328
      10,675  Flushing Financial Corp.                  193,484
      12,450  GA Financial, Inc.                        188,306

See Notes to Schedules of Investments

      39,925  Home BanCorp of Elgin, Inc.*              538,988
      14,950  Klamath First Bancorp, Inc.               235,463
       6,775  Long Island Bancorp, Inc.                 237,125
       6,775  Ocean Financial Corp.*                    172,763
      20,300  Reliance Bancorp, Inc.                    395,850
      11,050  South Street Financial Corp.*             154,700
       9,700  Standard Financial, Inc.                  190,363
                                                      3,266,869

Super - Regional Banks - 2.4%
       7,716  Wells Fargo & Co.                       2,081,391

Telecommunication Equipment - 0.2%
       4,300  Lucent Technologies, Inc.                 198,875

Telecommunication Services - 0.7%
       9,500  Cincinnati Bell, Inc.                     585,438
         204  MFS Communications Co., Inc.*              11,132
                                                        596,570

Textile - Apparel - 0.5%
       3,291  Wolford A.G.**                            398,301

Transportation - Trucking - 0.6%
      56,450  Consolidated Freightways Corp.            500,994

Total Common Stock (cost $38,804,839)                42,958,086

Corporate Bonds - 21.6%

Aerospace and Defense - 1.4%
  $1,200,000  Lockheed Martin Corp., 6.55% company
                guaranteed unsecured notes,
                due 5/15/99                           1,206,000

Beverages - Non-Alcoholic - 0.4%
     300,000  PepsiCo, Inc., 5.875% notes, due 6/1/00   295,500

Broadcast Media - 1.1%
   1,000,000  Young Broadcasting, Inc., 9.00% senior
                subordinated notes, due 1/15/06         972,500

Casino Hotels - 0.6%
     540,000  Circus Circus Enterprises, Inc., 6.45%
                senior notes, due 2/1/06                510,975

Computers - Mainframe - 2.3%
   2,000,000  IBM Corp., 6.375% global notes,
                due 6/15/00                           1,995,000

See Notes to Schedules of Investments

Engineering - Research and Development - 2.4%
   2,000,000  Intertek Finance PLC, 10.25% senior
                subordinated notes, due 11/1/06+      2,070,000

Finance - Consumer Loans - 2.4%
   2,000,000  Associates Corp. N.A., 6.75% senior
                notes, due 7/15/01                    2,010,000

Finance - Credit Card - 2.4%
   2,000,000  Dean Witter Discover & Co.,
                6.00% notes, due 3/1/98               2,000,000

Finance - Investment Brokers - 0.1%
     100,000  Merrill Lynch & Co., Inc.,
                6.375% notes, due 3/30/99               100,250

Finance - Leasing Companies - 0.4%
     300,000  Ryder TRS, Inc., 10.00%
                senior subordinated
                notes, due 12/1/06+                     311,250

Industrial Audio and Video Products - 0.2%
     200,000  Unifrax Investment Corp., 10.50% senior
                notes, due 11/1/03                      206,750

Medical Labs and Testing Services - 0.5%
     425,000  Dade International, Inc., 11.125% senior
                subordinated notes, due 5/1/06          459,000

Multimedia - 2.3%
   2,000,000  Walt Disney Co. (The), 6.375%
                senior notes,
                due 3/30/01                           1,987,500

Oil and Gas Drilling - 0.1%
     100,000  Consolidated Natural Gas Co., 5.875%
                debentures, due 10/1/98                  99,500

Publishing - Newspapers - 0.6%
     500,000  Dow Jones & Co., Inc., 5.75% notes,
                due 12/1/00                             488,125

Retail - Major Department Stores - 1.2%
   1,000,000  Sears Roebuck Acceptance, 6.50% notes,
                due 6/15/00                           1,001,250

Savings/Loan/Thrifts - 0.3%
     250,000  First Nationwide Holdings, Inc., 9.125%

See Notes to Schedules of Investments
                senior subordinated notes,
                due 1/15/03                             253,125

Shipbuilding - 0.6%
              Newport News Shipbuilding, Inc.:
     250,000    8.625% senior subordinated notes,
                due 12/1/06                             257,500
     250,000    9.25% senior notes, due 12/1/06         255,625
                                                        513,125

Transportation - Railroad - 2.3%
   2,000,000  Union Pacific Corp., 6.25% notes,
                due 3/15/99                           1,995,000

Total Corporate Bonds (cost $18,317,598)             18,474,850

Preferred Stock - 3.6%

Finance - Other Services - 0.7%
      11,484  Insignia Financial Group, Inc., 6.50%+    600,039

Insurance Brokers - 0.7%
      23,000  Hartford Capital l - Series A, 7.70%      572,125

Multimedia - 0.2%
       3,964  Times Mirror Co., 4.25%                   198,696

Office Supplies - 0.5%
       4,500  Alco Standard Corp., 5.04%                429,750

Real Estate Investment Trusts - 0.4%
      14,775  Walden Residential Properties,
                Inc., 9.20%, Series S                   354,600

Telecommunication Services - 1.1%
       8,970  Cincinnati Bell, Inc., 6.25%              533,715
       4,300  MFS Communications Co., Inc., 8.00%       392,375
                                                        926,090

Total Preferred Stock (cost $2,858,792)               3,081,300

U.S. Government Obligations - 15.7%
              U.S. Treasury Notes and Bonds:
  $2,800,000    6.125%, due 5/15/98                   2,813,748
   4,030,000    5.50%, due 11/15/98                   4,002,878
   3,000,000    6.125%, due 11/15/98                  3,014,730

See Notes to Schedules of Investments

   3,100,000    6.375%, due 11/15/99                  3,127,032
     500,000    5.875%, due 11/15/05                    482,075

Total U.S. Government Obligations
(amortized cost $13,447,422)                         13,440,463

Short-Term Corporate Note - 2.3%
   2,000,000  Bell South 5.30%, 1/2/97
                (amortized cost $1,999,706)           1,999,706

U.S. Government Agencies - 8.5%
     740,000  Federal Home Loan Bank Corp.
                6.79%, 2/11/97                          735,626
   6,500,000  Federal Home Loan Mortgage Corp.
                6.50%, 1/2/97                         6,498,826

Total U.S. Government Agencies
  (amortized cost $7,234,452)                         7,234,452
Warrants - 0%
      14,775  Walden Residential - exp. 1/1/02*
              (cost $7,388)                              17,730
Total Investments (total cost
  $82,670,197) -102.0%                               87,206,587
Liabilities, net of Cash, Receivables
  and Other Assets - (2.0%)                         (1,726,574)
Net Assets - 100%                                   $85,480,013

See Notes to Schedules of Investments

                Summary of Investments by Country
                        December 31, 1996

GRAPHIC
Country             % of Investment Securities     Market Value

Austria                   0.4%                      $   398,301
Germany                   1.2%                        1,053,989
Italy                     0.2%                          187,200
Netherlands               0.8%                          681,757
Spain                     0.3%                          241,978
Switzerland               1.4%                        1,217,092
United Kingdom            4.6%                        3,986,892
United States++          91.1%                       79,439,378
_______________________________________________________________
Total                   100.0%                      $87,206,587
===============================================================
++Includes Short-Term Securities (82.1% excluding Short-Term
Securities)


                   Forward Currency Contracts
                    Open at December 31, 1996

                                           Currency  Unrealized
Currency Sold and            Currency      Value in  Gain/(Loss)
Settlement Date              Units Sold    $ U.S.

Dutch Guilder 2/18/97            80,000   $   46,455    $ 1,075
Dutch Guilder 3/13/97           115,000       66,880      (590)
German Deutschemark 3/4/97      720,000      469,361    (4,902)
German Deutschemark 5/30/97     110,000       72,131        823
Swiss Franc 1/8/97              725,000      541,004     42,966
Swiss Franc 3/4/97              550,000      412,851      1,119
                                          __________    _______
                                          $1,608,682    $40,491
                                          ==========    =======

See Notes to Schedules of Investments

              JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
  Portfolio Managers, Ronald V. Speaker and Sandy R. Rufenacht

A New Co-Manager for the Portfolio

    Please welcome Sandy Rufenacht as co-manager of Janus Aspen Flexible Income Portfolio. Sandy has worked as an analyst on the Portfolio since its inception. We have collaborated closely on many investment decisions. Sandy has an excellent understanding of the fixed-income markets - from high-yield bonds to Treasury obligations. He is experienced in detailed financial, as well as fundamental, credit analysis. As a portfolio manager, Sandy's insight and dedication will continue to be a great asset to Portfolio performance.

Performance Review

    The Janus Aspen Flexible Income Portfolio outperformed the Lehman Brothers Government/Corporate Bond Index for the year ended December 31, 1996. The Portfolio returned 9.19%, compared to a gain of 2.90% for the Lehman Index. Both returns include reinvested dividends.

    Janus Aspen Flexible Income Portfolio's diversity was the primary factor contributing to its good performance. Although the Portfolio struggled in the first months of 1996, when interest rates moved higher, its weighting in high-yield/high-risk (junk) bonds, as well as in preferred and convertible securities, produced a better total return than the Lehman Index by year end.

    Fixed-income yields were volatile in 1996, and tracked very closely the dramatic changes in the rate of economic growth, which peaked at mid-year and then declined in the second half. The benchmark 30-year Treasury bond began the period yielding 5.95%, surged to 7.19% six months later (on July 5), and finished the year in mid-range, at 6.64%. In retrospect, 1996 was marked by moderate growth and low inflation, but this stable picture masks a very strong second quarter and substantial interest rate fluctuations.

    The prices of governments and investment-grade corporates rose and fell dramatically with interest rates. But prices in the high-yield sector behaved considerably better. The weak economy of 1995 had pushed the high-yield sector to very inexpensive levels compared to other areas of the fixed-income market. As the economy began to strengthen, the sector rallied. High-yield securities often respond more to a healthy economy and a good stock market than to interest rate movements.

    The robust equity market also increased investors' appetites for convertible and preferred stocks. These securities performed

See Notes to Schedules of Investments
especially well in the second half of the year, when the Dow
Jones Industrial Average broke 6000.

Portfolio Strategy

    Portfolio strategy had the net effect of reducing interest rate risk and raising credit risk. The addition of lower-rated bonds explains the Portfolio's greater yield at year end. Weighted average maturity and duration also dropped as Treasury and investment-grade corporate bonds, especially in the 30-year area, were reduced.

Portfolio Profile                 12/31/96       12/31/95

Investment-Grade
  Corporate Bonds                  48.5%           39.1%
High-Yield/High-Risk Bonds         27.0%           36.0%
U.S. Government Bonds              11.9%           11.7%
Foreign Non-Dollar Bonds           --               4.7%
Convertible Bond                    1.0%           --
Preferred Stock                     1.3%           --
Cash & Cash Equivalents            10.3%            8.5%
Weighted Avg. Maturity              8.38 Yrs.      13.1 Yrs.
Average Modified Duration*          5.5 Yrs.        7.0 Yrs.
30-Day Avg. Yield                   7.39%           6.92%
Average Rating                       BBB            BBB+
_____________________________
*A theoretical measure of price volatility.

The Portfolio

    For much of the year, our holdings in U.S. Treasury issues had maturities of approximately ten years. Among the Portfolio's investment-grade corporate holdings, high-quality banks and financial institutions were widely represented. Bank of Boston, First Union, Chase Manhattan, and BankAmerica remained significant positions, as did General Motors, Columbia/HCA Healthcare, and Time Warner, Inc.

    In the high-yield sector, the ability to pick the right bonds is critical, because hands-on, "tire-kicking" research can add significant value. Early in 1996, the focus was on media, telecommunications, and entertainment. As the year progressed, the Portfolio diversified into food and supermarket chains, cellular communications, financial institutions, and consumer products. GranCare (rehabilitation facilities), Cort (furniture rental), and Six Flags (theme parks) indicate the variety in current high-yield holdings. Bank holding company First Nationwide, which owns savings and loans, is a major player in an industry that has performed exceptionally well, and Gulf Canada Resources (oil) has benefited from rising natural resources

See Notes to Schedules of Investments
prices. A small position in the preferred stock of Chevy Chase
Savings Bank also aided returns.

Going Forward

    The volatility in interest rates over the last 12 months proved to be a good time to relearn the virtues of portfolio flexibility. Flexibility and diversification can provide a good defense when interest rates rise and a good offense when they decline. The economy now appears to be slowing, but if growth should pick up again and inflation gains speed, a flexible strategy gives us the ability to make adjustments quickly.

    Thank you for your continued investment in Janus Aspen
Flexible Income Portfolio.

See Notes to Schedules of Investments

              JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
  Portfolio Managers, Ronald V. Speaker and Sandy R. Rufenacht

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Flexible Income Portfolio and the Lehman Brothers Government/Corporate Bond Index. Janus Aspen Flexible Income Portfolio is represented by a solid black line. The Lehman Brothers Government/Corporate bond Index is represented by a dashed dark gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Flexible Income Portfolio ($13,496) as compared to the Lehman Brothers Government/Corporate Bond Index ($11,849). There is a legend in the upper left quadrant of the graph which indicates Janus Aspen Flexible Income Portfolio's one-year and since inception (September 13, 1993) average annual total returns as 9.19% and 9.54%, respectively.

*The Portfolio's inception date   Source - Lipper Analytical
Services, Inc. 1996. All returns reflect reinvested dividends.

    Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


    JANUS ASPEN FLEXIBLE INCOME PORTFOLIO  December 31, 1996

Shares or
Principal Amount                                   Market Value

Corporate Bonds - 75.5%

Automotive - Cars and Light Trucks - 5.4%
    $600,000  Ford Motor Co., 7.25%
                notes, due 10/1/08                   $  606,000
     750,000  General Motors Corp., 7.10%
                notes, due 3/15/06                      754,687
                                                      1,360,687

See Notes to Schedules of Investments

Broadcast Media - 2.0%
      50,000  Allbritton Communications, 11.50%
                senior subordinated debentures,
                due 8/15/04                              53,000
     450,000  Sinclair Broadcast Group, Inc., 10.00%,
                senior subordinated notes, due 9/30/05  460,125
                                                        513,125

Broadcast Services and Programming - 1.1%
     250,000  Grupo Televisa S.A., 11.875%
                senior notes, due 5/15/06               276,250

Building and Construction Products - 1.7%
              USG Corp.:
     205,000    9.25% senior notes, due 9/15/01         216,275
     200,000    8.50% senior notes, due 8/1/05          209,750
                                                        426,025

Cable Television - 0.6%
     150,000  Pegasus Media & Communications, Inc.,
                12.50% notes, due 7/1/05                162,000

Casino Hotels - 1.1%
     250,000  California Hotel Financial, 11.00%
                senior subordinated notes, due 12/1/02  264,375

Commercial Banks - 6.1%
     500,000  First National Bank of Boston, 7.375%
                subordinated notes, due 9/15/06         508,750
   1,000,000  Hubco, Inc., 8.20%
                subordinated debentures, due 9/15/06  1,032,500
                                                      1,541,250

Commercial Services - 1.9%
     445,000  NeoData Services, Inc., 12.00%
                senior notes, due 5/1/03                466,694

Diversified Financial Services - 2.0%
     500,000  Wilshire Financial Services
                Group, Inc., 13.00%
                notes, due 1/1/04                       502,500

Electric - Integrated - 2.1%
     500,000  El Paso Electric Co., 9.40%
                first mortgage bonds, due 5/1/11        531,250

Engineering - Research and Development Services - 2.1%
     500,000  Intertek Finance PLC, 10.25%

See Notes to Schedules of Investments
                senior subordinated notes,
                due 11/1/06+                            517,500

Finance - Auto Loan - 1.0%
     250,000  First Merchant Acceptance Corp., 9.50%
                subordinated notes, due 12/15/06        248,750

Financial - Commodity Trading - 2.0%
     500,000  First National Bank of Omaha, 7.32%
                subordinated notes, due 12/1/10         493,750

Food - Diversified - 0.8%
     200,000  Ralston-Ralston Purina Group, 7.875%
                debentures, due 6/15/25                 204,750

Food - Retail - 3.1%
     485,000  Grand Union Co., 12.00%
                senior notes, due 9/1/04                515,312
     250,000  Smiths Food & Drug Centers, 11.25%
                senior subordinated notes, due 5/15/07  276,875
                                                        792,187

Home Furnishings - 3.7%
     449,000  Cort Furniture Rental, 12.00%
                senior notes, due 9/1/00                502,319
     390,000  Lifestyle Furnishings, Inc., 10.875%
                senior subordinated guaranteed notes,
                due 8/1/06                              422,175
                                                        924,494

Human Resources - 0.3%
      67,000  Primeco, Inc., 12.75%
                senior subordinated notes, due 3/1/05    76,883

Industrial Audio and Video Products - 1.0%
     250,000  Unifrax Investment Corp., 10.50%
                senior notes, due 11/1/03               258,437

Insurance - Life and Health - 0.9%
     242,000  Delphi Financial Group, Inc., 8.00%
                senior notes, due 10/1/03               239,883

Leisure and Recreation Services - 2.8%
     750,000  Six Flags Theme Parks, 12.25%
                senior subordinated notes, due 6/15/05  704,063

Medical - Hospitals - 2.4%
     400,000  Columbia/HCA Healthcare Corp., 7.25%
                notes, due 5/20/08                      407,500
     200,000  Tenet Healthcare Corp., 8.625%
                senior notes, due 12/1/03               211,250

See Notes to Schedules of Investments

                                                        618,750

Medical - Nursing Home - 3.3%
     765,000  GranCare, Inc., 9.375%
                senior subordinated notes, due 9/15/05  832,894

Medical Products - 1.0%
     250,000  Imed Corp., 9.75%
                senior subordinated notes, due 12/1/06  255,000

Money Center Banks - 3.9%
     500,000  BankAmerica Corp., 7.125%
                subordinated notes, due 5/1/06          501,875
     500,000  Chase Manhattan Corp., 6.75%
                subordinated notes, due 8/15/08         484,375
                                                        986,250

Motion Pictures and Services - 0.9%
     247,941  United Artists Theatres
                Circuit, Inc., 9.30%
                pass-thru certificates, due 7/1/15      230,585

Multimedia - 2.9%
     250,000  News America Holdings, Inc., 7.70%
                unsecured senior debentures,
                due 10/30/25                            236,250
     500,000  Time Warner, Inc., 7.75%
                notes, due 6/15/05                      502,500
                                                        738,750

Non-Hazardous Waste Disposal - 1.0%
     250,000  Allied Waste North America, 10.25%
                senior subordinated notes, due 12/1/06  263,125

Oil Companies - Exploration and Production - 1.1%
     250,000  Gulf Canada Resources, Ltd., 9.25%
                senior subordinated debentures,
                due 1/15/04                             263,750

Retail - Apparel and Shoe - 1.0%
     250,000  Loehmann's, Inc., 11.875%
                senior notes, due 5/15/03               261,875

Retail - Leisure Products - 0.6%
     150,000  Selmer Co., Inc., 11.00%
                senior subordinated notes, due 5/15/05  160,687

Savings/Loan/Thrifts - 6.6%
     610,000  Anchor Bancorp, Inc., 8.9375%
                senior notes, due 7/9/03                630,587
     735,000  First Nationwide Escrow Corp., 10.625%

See Notes to Schedules of Investments
                senior subordinated notes, due 10/1/03  791,962
     250,000  Standard Federal Bancorp, 7.75%
                subordinated notes, due 7/17/06         260,000
                                                      1,682,549

Steel - Producers - 2.0%
     500,000  Weirton Steel Corp., 11.375%
                senior notes, due 7/1/04                508,750

Super - Regional Banks - 2.0%
     500,000  First Union Corp., 7.00%
                subordinated notes, due 3/15/06         497,500

Telecommunication Services - 1.6%
     250,000  Omnipoint Corp., 11.625%
                senior notes, due 8/15/06               260,625
     150,000  Phonetel Technologies, Inc., 12.00%
                senior notes, due 12/15/06              155,250
                                                        415,875

Textile - Products - 1.3%
     300,000  Polysindo International
                Finance Co. B.V., 11.375%
                guaranteed notes, 6/15/06               323,625

Tobacco - 1.7%
     400,000  Consolidated Cigar Acquisition
                Corp., 10.50%
                senior subordinated
                notes, due 3/1/03                       419,500

Wire and Cable Products - 0.5%
     125,000  Alpine Group, Inc., 12.25%
                senior notes, due 7/15/03               136,875

Total Corporate Bonds (cost $18,445,979)             19,101,193

Convertible Corporate Bond - 1.0%

Electronic Components - 1.0%
     250,000  Lernout & Hauspie Speech Products, 8.00%
                subordinated notes, due 11/15/01
                (cost $250,000)                         251,563

U.S. Government Obligation - 11.9%
   3,000,000  U.S. Treasury Notes
                6.50%, due 10/15/06
                (cost $3,038,274)                     3,015,000

See Notes to Schedules of Investments

Common Stock - 0%

Cable Television - 0%
          15  Pegasus Media & Communications,
                Inc.*,+
                (cost $0)                                 5,250

Preferred Stock - 1.3%

Commercial Banks - 1.3%
      10,000  Chevy Chase Savings, 13.00%
                non-cumulative (cost $313,375)          325,000

U.S. Government Agency - 7.9%
  $2,000,000  Federal National Mortgage Association,
                6.50%, 1/2/97 (amortized cost
                $1,999,639)                           1,999,639

Total Investments (total cost $24,047,267) - 97.6%   24,697,645
Cash, Receivables and Other Assets, net of
  Liabilities - 2.4%                                    617,532
                                                    ___________
Net Assets - 100%                                   $25,315,177
                                                    ===========

See Notes to Schedules of Investments

                JANUS ASPEN HIGH-YIELD PORTFOLIO
  Portfolio Managers, Ronald V. Speaker and Sandy R. Rufenacht

Performance Review

    Since opening on May 1, 1996, Janus Aspen High-Yield Portfolio has produced a total return of 12.40%, compared to a total return of 9.17% for the Lehman Brothers High-Yield Index during the same eight months. Both returns include reinvested dividends.

    The Portfolio outperformed its benchmark index due to an over-weighting in certain market sectors early in the period and strong performance from individual bond selections. Selectivity, backed up by intensive research, can add value in the high-yield/high-risk market. Research not only provides a better understanding of a company's balance sheet, but can also uncover earnings potential and other factors that make a high-yield bond attractive. During the year, we were able to uncover a number of companies that were candidates for rating upgrades - sometimes to investment-grade. Other companies were acquisition candidates, often by a better-rated company, and many possessed earnings potential that was unappreciated by the rest of the analyst community. We also avoided zero coupon bonds, which do not have a regular income component and are therefore more vulnerable to price fluctuations. We wanted to keep the Portfolio's yield high and duration low.

The First Eight Months

    This year high-yield securities were one of the best performing fixed-income asset classes. While the price of investment-grade debt fluctuated with the rise and fall of interest rates, high-yield bonds rallied for most of the year. The rate of economic growth rose in the first half, sparking fears of future inflation, and then declined into year end, relieving inflationary concerns. Investment-grade yields followed this pattern almost exactly, rising into mid-year and declining in the last six months.

    High-yield bonds followed a different path. The slow economy in 1995 had helped make the sector less expensive than other areas of the bond market. In a soft economy, companies with weaker balance sheets have less chance to improve their financial condition. When the economy began to rebound in early 1996, and interest rates started climbing, high-yield securities launched a rally that gained momentum throughout the year. Investors became more confident about taking on credit risk. Generous yields and shorter maturities cushioned price fluctuations, while a healthy stock market created good demand for equities, allowing companies to deleverage more easily by issuing stock to pay off their debt.

See Notes to Schedules of Investments

    The high-yield rally was also fueled by a sophisticated and segmented calendar of new offerings. We saw several companies with bright business prospects and participated in their new debt offerings. The list included familiar names such as Rayovac (batteries) and U.S. Can.

    Cash inflows into the high-yield market from mutual funds, pension plans, and insurance companies were also very robust, and included many new entrants. Investors were searching for better income in a yield environment that was still relatively low.

Portfolio Strategy

    The Portfolio focused on gaming securities early on. These bonds carried good yields, and the industry was in a cycle of rapid growth. Customer traffic was surging and large hotel chains were entering the business and precipitating a wave of consolidations. As assets grew, the Portfolio became more diversified, with positions in supermarkets, wireless cable providers, and telecommunications. Holdings included Wilshire Financial Services, German reinsurer Veritas Holdings, and telecommunications companies Phonetel, NextLink, Peoples Telephone, and Omnipoint.

    Active portfolio management is critical in the high-yield sector. Prices can sometimes get ahead of themselves and bonds become overvalued. We stuck to our discipline, taking profits when a holding exceeded our valuation target. All things considered, it was not a year to simply collect coupons.

Portfolio Profile                           12/31/96

Weighted Avg. Maturity                      8.0 Yrs.
Avg. Modified Duration*                     5.11 Yrs.
30-day Avg. Yield                           8.93%
Avg. Rating                                 B

_______________________
*A theoretical measure of price volatility.

The Portfolio's New Co-Manager

    Please welcome Sandy Rufenacht as co-manager of Janus Aspen High-Yield Portfolio. Sandy has worked on the Portfolio since its inception. He has a thorough understanding of the high-yield market and a detailed, hands-on approach to credit research. As a portfolio manager, his experience, insight, and dedication will continue to be a great asset to performance.

See Notes to Schedules of Investments

Going Forward

    As long as the economy remains healthy and interest rates are at relatively low levels, high-yield bonds should continue to provide interesting opportunities. Over time, we believe there could be more global participation in the high-yield sector, as foreign companies tap this growing source of capital in the U.S. The high-yield universe contains many attractive issues with excellent yields. But individual security selection is crucial. We plan to spend plenty of time on the road in 1997, meeting with management teams and analyzing companies first hand.

    Thank you for your investment in Janus Aspen High-Yield
Portfolio.

See Notes to Schedules of Investments

                JANUS ASPEN HIGH-YIELD PORTFOLIO
  Portfolio Managers, Ronald V. Speaker and Sandy R. Rufenacht

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen High-Yield Portfolio and the Lehman Brothers High-Yield Bond Index. Janus Aspen High-Yield Portfolio is represented by a solid black line. The Lehman Brothers High-Yield Bond Index is represented by a dashed dark gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1996, through December 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen High-Yield Portfolio ($11,240) as compared to the Lehman Brothers High-Yield Bond Index ($10,917). There is a legend in the upper left quadrant of the graph which indicates Janus Aspen High-Yield Portfolio since inception (May 1, 1996) total return as 12.40%.

*The Portfolio's inception date   Source - Lipper Analytical
Services, Inc. 1996. All returns reflect reinvested dividends.

    Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


       JANUS ASPEN HIGH-YIELD PORTFOLIO  December 31, 1996

Shares or
Principal Amount                                   Market Value

Corporate Bonds - 93.1%

Automotive - Medium and Heavy Duty Trucks - 3.3%
     $25,000  Blue Bird Body Co., 10.75% senior
                subordinated notes, due 11/15/06        $26,062

Automotive - Truck Parts and Equipment - 3.3%
      25,000  Hawk Corp., 10.25% senior notes,
                due 12/1/03                              25,688

See Notes to Schedules of Investments

Batteries and Battery Systems - 3.3%
      25,000  Rayovac Corp., 10.25% senior subordinated
                notes, due 11/1/06                       25,750

Broadcast Media - 4.0%
      20,000  Allbritton Communications, 11.50% senior
                subordinated debentures, due 8/15/04     21,200
      10,000  Sinclair Broadcast Group, Inc., 10.00%,
                senior subordinated notes, due 9/30/05   10,225
                                                         31,425

Building - Residential and Commercial - 1.4%
      10,000  Fortress Group, Inc., 13.75% senior notes,
                due 5/15/03                              10,600

Building and Construction - 1.3%
      10,000  M.D.C. Holdings, Inc., 11.125% notes,
                due 12/15/03                             10,050

Building and Construction Products - 2.6%
      20,000  Atrium Companies, Inc., 10.50% senior
                subordinated notes, due 11/15/06         20,250

Casino Hotels - 1.4%
      10,000  California Hotel Financial, 11.00% senior
                subordinated notes, due 12/1/02          10,575

Containers - Metal and Glass - 2.0%
      15,000  U.S. Can Corp., 10.125% senior
                subordinated notes, due 10/15/06         15,750

Diversified Financial Services - 3.8%
      30,000  Wilshire Financial Services Group, Inc.,
                13.00% notes, due 1/1/04                 30,150

Engineering - Research and Development Services - 3.3%
      25,000  Intertek Finance PLC, 10.25% senior
                subordinated notes, due 11/1/06          25,875

Food - Retail - 2.0%
      15,000  Grand Union Co., 12.00% senior notes,
                due 9/1/04                               15,937

Funeral Services - 2.1%
      15,000  Prime Succession Acquisition Co., 10.75%
                senior subordinated notes, due 8/15/04   16,237

See Notes to Schedules of Investments

Home Furnishings - 4.2%
      20,000  Cort Furniture Rental,
                12.00% senior notes,
                due 9/1/00                               22,375
      10,000  Lifestyle Furnishings, Inc.,
                10.875% senior
                subordinated company
                guaranteed notes,
                due 8/1/06                               10,825
                                                         33,200

Industrial Audio and Video Products - 2.6%
      20,000  Unifrax Investment Corp.,
                10.50% senior
                notes, due 11/1/03                       20,675

Leisure and Recreation Services - 2.0%
      15,000  Cobblestone Golf Group, Inc.,
                11.50% senior
                notes, due 6/1/03                        15,637

Machine Tools and Related Products - 2.0%
      15,000  International Knife & Saw,
                Inc., 11.375%
                senior subordinated notes,
                due 11/15/06                             15,562

Machinery - General Industrial - 2.6%
      20,000  Spinnaker Industries, Inc.,
                10.75% senior
                notes, due 10/15/06                      20,650

Manufacturing - 2.7%
      20,000  Plastic Specialties & Technologies, Inc.,
                11.25% senior secured notes,
                due 12/1/03+                             21,100

Non-Hazardous Waste Disposal - 3.4%
      25,000  Allied Waste North America,
                10.25% senior
                subordinated notes, due 12/1/06          26,312

Reinsurance - 6.5%
      50,000  Veritas Holdings GmbH, 9.625% senior notes,
                due 12/15/03                             50,500

Retail - Drug Store - 1.9%
      15,000  Duane Reade Corp., 12.00% senior notes,
                due 9/15/02                              15,188

See Notes to Schedules of Investments

Retail - Jewelry - 1.9%
      15,000  Scholastic Brands, Inc., 11.00% senior
                subordinated notes, due 1/15/07          15,263

Retail - Music Store - 2.0%
      15,000  Guitar Center Management Co., 11.00%
                senior notes, due 7/1/06                 15,938

Savings/Loan/Thrifts - 2.1%
      15,000  First Nationwide Escrow Corp., 10.625%
                senior subordinated notes, due 10/1/03   16,163

Steel - Producers - 3.9%
      20,000  WCI Steel, Inc., 10.00% senior notes,
                due 12/1/04                              20,250
      10,000  Weirton Steel Corp., 11.375% senior notes,
                due 7/1/04                               10,175
                                                         30,425

Telecommunication Services - 13.9%
      10,000  NEXTLINK Communications, L.L.C.,
                12.50% senior notes, due 4/15/06         10,700
      15,000  Omnipoint Corp., 11.625% senior notes,
                due 8/15/06                              15,638
      10,000  Peoples Telephone Co., Inc.,
                12.25% senior notes, due 7/15/02         10,525
      50,000  Phonetel Technologies, Inc.,
                12.00% senior
                notes, due 12/15/06                      51,750
      20,000  RSL Communications, Ltd., 12.25% units,
                due 11/15/06                             20,100
                                                        108,713

Textile - Products - 1.4%
      10,000  Polysindo International
                Finance Co. B.V.,
                11.375% company guaranteed secured
                notes, 6/15/06                           10,788

Tobacco - 1.3%
      10,000  Consolidated Cigar Acquisition Corp.,
                10.50% senior subordinated notes,
                due 3/1/03                               10,488

Wire and Cable Products - 4.9%
      10,000  Alpine Group, Inc.,
                12.25% senior notes,
                due 7/15/03                              10,950

See Notes to Schedules of Investments

      25,000  International Wire Group,
                11.75% senior
                subordinated notes, due 6/1/05           27,063
                                                         38,013

Total Corporate Bonds (cost $705,698)                   728,964

Convertible Bonds - 2.0%

Commercial Banks - 2.0%
      15,000  Banamex, 11.00% junior
                subordinated notes,
                due 7/15/03 (cost $14,014)               15,263

Preferred Stock - 2.5%

Commercial Banks - 2.5%
         600  Chevy Chase Savings, 13.00%
                Non-Cumulative (cost $18,600)            19,500

Total Investments (total cost $738,312) - 97.6%         763,727
Cash, Receivables and Other Assets, net
  of Liabilities - 2.4%                                  18,838
                                                       --------
Net Assets - 100%                                      $782,565
                                                       ========

See Notes to Schedules of Investments

              JANUS ASPEN SHORT-TERM BOND PORTFOLIO
              Portfolio Manager, Sandy R. Rufenacht

Performance Review

    The Janus Aspen Short-Term Bond Portfolio had a total return of 3.98% during the year ended December 31, 1996, versus a gain of 5.14% for the Lehman Brothers 1-3 Year Government/Corporate
Bond Index. Both results include reinvested dividends.

    The Portfolio lagged the Lehman Index because it struggled early in the year, when interest rates were volatile. As measured by the yield on the benchmark 3-year Treasury note, short-term rates swung from a low of 4.88% on February 13, to a high of 6.61% just four months later, on June 12. Rates responded to the rapid changes in economic growth, which accelerated in the first two calendar quarters of 1996 and then tapered off as the period ended.

Portfolio Profile                 12/31/96       12/31/95

Investment-Grade Corp. Bonds      56.4%          51.1%
High-Yield/High-Risk (Junk) Bonds --              1.0%
U.S. Government Securities        42.0%          46.5%
Cash & Cash Equivalents            1.6%           1.4%
Weighted Avg. Maturity             1.97 Yrs.      2.6 Yrs.
Avg. Modified Duration*            1.76 Yrs.      2.3 Yrs.
30-day Avg. Yield                  5.37%          5.13%
Avg. Rating                         AA             AA+

_________________________
*A theoretical measure of price volatility.

Portfolio Strategy

    Since assuming management responsibilities for the Portfolio on May 1, 1996, my strategy has been to keep the majority of assets in securities that closely mirror the Lehman Index. However, the portfolio was somewhat more heavily weighted in investment-grade corporate bonds, which were represented by familiar names such as IBM, Lockheed Martin, and Union Pacific. The U.S. Treasury position was a single 3-year note.

    With interest rates relatively low, attractive short-term obligations have been harder to find because companies have tended to issue more long-term debt in order to lock in lower rates.

    In the coming year, I may increase the percentage of high-yield holdings in the Portfolio. The high-yield market has become much more sophisticated and segmented. Information flow is good

See Notes to Schedules of Investments
and detailed analysis of the companies issuing these bonds can add value to performance.

    But high-yield bonds still need to be chosen carefully. I intend to focus on the debt of companies we know well, both through Janus' equity research effort and from our own first-hand analysis. I will also look for "cushion" bonds - lower-rated bonds that are either going through a ratings upgrade or that are likely to be called or refinanced in the near future. Although cushion bonds provide less capital appreciation, the Portfolio can collect a better coupon with a higher degree of safety.

Going Forward

    The U.S. economy currently appears to be stable. Moderate growth and continued low inflation should provide a good climate for bonds. I intend to remain flexible, however, in order to respond quickly should this scenario alter. My intention is to maintain a stable net asset value and competitive yield within the context of short-term obligations.

    Thank you for your continued investment in Janus Aspen Short-
Term Bond Portfolio.

See Notes to Schedules of Investments

              JANUS ASPEN SHORT-TERM BOND PORTFOLIO
              Portfolio Manager, Sandy R. Rufenacht

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Short-Term Bond Portfolio, the Lehman Brothers 1-3 year Government/Corporate Bond Index. Janus Aspen Short-Term Bond Portfolio is represented by a solid black line. The Lehman Brothers 1-3 year Government/Corporate Bond Index is represented by a dashed dark gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993 through December 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Short-Term Bond Portfolio ($11,529) as compared to the Lehman Brothers 1-3 year Government/Corporate Bond Index ($11,848). There is a legend in the upper left quadrant of the graph which indicates Janus Aspen Short-Term Bond Portfolio's one-year and since inception (September 13, 1993) average annual total returns as 3.98% and 4.42%, respectively.

*The Portfolio's inception date   Source - Lipper Analytical
Services, Inc. 1996. All returns reflect reinvested dividends.

    Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect deductions at the separate account or contract level for any charges that may be incurred under a contract. The Portfolio's securities may differ significantly from the securities in the Index. The Index is unmanaged. The Adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.


    JANUS ASPEN SHORT-TERM BOND PORTFOLIO  December 31, 1996

Shares or
Principal Amount                                   Market Value

Corporate Bonds - 56.4%

Aerospace and Defense - 4.2%
    $500,000  Lockheed Martin Corp., 6.55%
                company guaranteed unsecured notes,
                due 5/15/99                            $502,500

See Notes to Schedules of Investments

Commercial Banks - 1.2%
     150,000  Provident Bank (The), 6.125%
                senior notes, due 12/15/00              147,375

Computers - Mainframe - 4.2%
     500,000  IBM Corp., 6.375%
                global notes, due 6/15/00               498,750

Computers - Mini - 4.2%
     500,000  Hewlett-Packard Co., 6.50%
                senior unsubordinated
                notes, due 12/30/99                     505,000

Diversified Financial Services - 3.4%
     400,000  Chrysler Financial Corp., 6.625%
                notes, due 8/15/00                      400,000

Diversified Operations - 2.1%
     250,000  Grand Metropolitan
                Investment Corp., 6.50%
                company guaranteed notes,
                due 9/15/99                             251,250

Electric - Integrated - 0.4%
      50,000  Ohio Power Co., 6.75%
                first mortgage bonds, due 3/1/98         50,187

Finance - Credit Card - 6.3%
     250,000  Capital One Bank, 6.73%
                deposit notes, due 6/4/98               251,250
     500,000  Dean Witter Discovery & Co., 6.25%
                notes, due 3/15/00                      495,625
                                                        746,875

Finance - Investment Banker and Broker - 2.1%
     250,000  Merrill Lynch & Co., Inc., 6.50%
                unsecured notes, due 4/1/01             247,813

Finance - Leasing Company - 2.1%
     250,000  Pitney Bowes Credit Corp., 6.25%
                notes, due 6/1/98                       250,625

Food - Dairy Products - 4.1%
     500,000  Associates Corp. N.A., 6.00%
                senior notes, due 6/15/00               492,500

Insurance - Multi-Line - 3.4%
     250,000  International Lease Finance Corp., 6.625%
                notes, due 4/1/99                       251,875
     150,000  Travelers Group, Inc., 5.75%
                notes, due 4/15/98                      149,250

See Notes to Schedules of Investments

                                                        401,125

Multimedia - 4.2%
     500,000  Walt Disney Co. (The), 6.375%
                senior notes, due 3/30/01               496,875

Retail - Apparel and Shoe - 3.3%
     400,000  TJX Companies, Inc., 6.625%
                notes, due 6/15/00                      397,500

Retail - Discount - 1.1%
     125,000  Wal-Mart Stores, Inc., 5.50%
                notes, due 9/15/97                      124,838

Retail - Major Department Store - 1.7%
     200,000  Sears, Roebuck and Co., 6.00%
                debentures, 5/1/00                      196,750

Savings/Loan/Thrifts - 2.1%
     250,000  Great Western Financial Corp., 6.125%
                notes, due 6/15/98                      250,000

Super - Regional Banks - 2.1%
     250,000  Norwest Corp., 6.25%
                senior notes, due 4/15/99               250,313

Transportation - Railroad - 4.2%
     500,000  Union Pacific Corp., 6.25%
                notes, due 3/15/99                      498,750

Total Corporate Bonds (cost $6,704,418)               6,709,026

U.S. Government Obligation - 42.0%
   4,985,000  U.S. Treasury Notes, 6.00%
                due 11/30/97 (cost $5,005,307)        4,996,415

Total Investments (total cost $11,709,725) - 98.4%   11,705,441
Cash, Receivable and Other Assets, net
  of Liabilities - 1.6%                                 196,029
Net Assets - 100%                                   $11,901,470

See Notes to Schedules of Investments

               JANUS ASPEN MONEY MARKET PORTFOLIO
              Portfolio Manager, Sharon S. Pichler

The Year in Review

    During the year ended December 31, 1996, interest rates moved dramatically in response to changes in economic growth and to investors' fears about the outlook for inflation. The yield on the one-year Treasury started the year at 5.13%, hit a low of 4.78% on February 13, then climbed quickly to a high of 5.96% on July 8. It finished the year at 5.49%. This mirrored the rate of economic growth, which rose sharply in the first six months, peaked in the second quarter, and then slowed during the second half of the year.

    In December 1995, the only question on bond investors' minds was how much lower the Federal Reserve Board would push rates in order to restart a sluggish economy. Normally, the Janus Aspen Money Market Portfolio's weighted average maturity would have been getting longer under such a scenario in an attempt to lock in better yields for longer periods. However, the yield curve was so flat, the yield differential between one-year and overnight paper so small, that there was no incentive to do so. One-year obligations were not paying enough to assume the extra interest rate risk. Many money market portfolio managers took the risk anyway, and paid the price (in lower yields) later, when the decline in interest rates came to a screeching halt and yields then moved sharply higher.

    The Portfolio's flexibility stood it in good stead. Betting assets on interest rate forecasts, which are usually based on less reliable models than predictions about the weather, is almost never a good long-term strategy. The Portfolio remained in short-term paper, much of it overnight obligations, where yields were competitive.

    Overall, the year served to reinforce the need for discipline and detailed underlying credit research to support our strategy. It is well worth the effort to look hard for exceptional opportunities no matter what the interest rate environment. Our research team is willing to take a base hit, rather than swing for the fences and risk a strikeout.

Portfolio Strategy

    For much of the year the Janus Aspen Money Market Portfolio remained very short. As a result, we were able to take advantage of higher short-term rates without locking the Portfolio into yields that would underperform if interest rates moved higher. This approach gave the Portfolio a weighted average maturity of just 13 days as of December 31, 1996.

      JANUS ASPEN MONEY MARKET PORTFOLIO  December 31, 1996

Shares or
Principal Amount                                   Market Value

Repurchase Agreements - 24.6%
              HSBC Securities, Inc., 7.00%,
  $1,500,000    dated 12/31/96, maturing 1/2/97, to be
                repurchased at $1,500,583, collateralized
                by $1,495,000 in Federal National Mortgage
                Association Floating Rate Note 5.40%, 7/16/97
                with a value of $1,532,103 (cost
                $1,500,000)***                       $1,500,000

Short-Term Corporate Notes - 58.6%
              Allied Signal
     250,000    5.95%, 1/23/97                          249,091
              Bell Atlantic
     250,000    5.75%, 1/21/97                          249,201
              Bell South
     250,000    5.80%, 1/14/97                          249,476
              Bridgestone Firestone
     250,000    6.05%, 1/10/97                          249,622
              Coca-Cola Co.
     187,000    6.00%, 1/27/97                          186,190
              Countrywide Funding Corp.
     300,000    5.63%, 1/7/97                           299,719
              CSC Enterprises
     250,000    5.50%, 1/14/97                          249,504
              Dean Witter Discover & Co.
     250,000    6.00%, 1/6/97                           249,792
              Ford Motor Credit Corp.
     300,000    5.62%, 1/8/97                           299,672
              General Electric Capital Corp.
     250,000    5.44%, 1/16/97                          249,433
              Georgia Power Co.
     300,000    5.55%, 2/3/97                           298,474
              IBM Corp.
     200,000    5.39%, 1/8/97                           199,790
              Merrill Lynch and Co., Inc.:
     150,000    5.60%, 1/13/97                          149,720
     153,000    5.40%, 1/29/97                          152,357
              Orix America, Inc.
     250,000    5.65%, 3/17/97                          247,057

Total Short-Term Corporate Notes (amortized
cost $3,579,098)                                      3,579,098

U.S. Government Agency - 16.9%
              Federal Home Loan Mortgage Corp.
   1,030,000    6.50%, 1/2/97 (amortized
                cost $1,029,814)                      1,029,814

Total Investments (total amortized
  cost $6,108,912) - 100.1%                           6,108,912
Liabilities, net of Cash, Receivables
  and Other Assets - (0.1%)                             (2,751)
Net Assets - 100%                                    $6,106,161

See Notes to Schedules of Investments

                NOTES TO SCHEDULES OF INVESTMENTS

(ADR) - American Depository Receipt

(GDR) - Global Depository Receipt

Adjustable Rate Preferred Stock Dividend Rates are as of 12/31/96

*Non-Income producing security

**A portion of this security has been segregated by the custodian to cover segregation requirements on open foreign currency contracts.

***Repurchase Agreements held by the Portfolio are fully collateralized and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest.

+Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

#The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended December 31, 1996:

Janus Aspen
Worldwide                                           Realized Dividend Market
Growth          Purchases           Sales           Gain/    Income   Value at
Portfolio   Shares     Cost    Shares    Cost      (Loss)             12/31/96

Instrumentation
 Laboratory
 S.p.A.
 (ADR)    391,950  $4,703,400  391,950  $4,703,400  ($844,864)   --        --

See Notes to Financial Statements

                                                    STATEMENTS OF OPERATIONS

                                           Janus      Janus         Janus               Janus     Janus      Janus     Janus
For the fiscal year              Janus     Aspen      Aspen         Aspen     Janus     Aspen     Aspen      Aspen     Aspen
or period ended                  Aspen     Aggressive International Worldwide Aspen     Flexible  High-Yield Short-    Money
December 31, 1996                Growth    Growth     Growth        Growth    Balanced  Income    Port-      Term Bond Market
(all numbers in thousands)       Portfolio Portfolio  Portfolio     Portfolio Portfolio Portfolio folio(1)   Portfolio Portfolio

Investment Income:
  Interest                         $2,408      $882        $93       $1,827   $1,323    $1,446       $29        $436       $202
  Dividends                         2,126       601         52        3,491      355         9         --         --         --
  Foreign Tax Withheld               (50)      (65)        (6)        (370)      (7)        --         --         --         --
Total Investment Income             4,484     1,418        139        4,948    1,671     1,455         29        436        202
Expenses:
  Advisory fees                     1,393     2,066         55        2,014      345       114         2          47          8
  Transfer agent fees
    and expenses                        5         6         --            6       --         1         --         --          1
  System fees                           9        15          4           11       10         7          2          5          4
  Custodian fees                       76       109         78          390       44        20          6          8          8
  Insurance fees                        2         4          1            2        1         1         --          1          1
  Audit fees                            9        17          6           12        7         9          4          3          7
  Other expenses                        4         2          1            5      (1)       (2)          5        (3)         --
Total Expenses                      1,498     2,219        145        2,440      406       150         19         61         29
Less: Expense offsets                (10)      (12)         --         (13)      (5)       (2)         --        (1)         --
Net expenses                        1,488     2,207        145        2,427      401       148         19        60          29
Less: Excess expense
  reimbursement                        --        --       (52)           --       --        --       (16)       (13)       (10)
Net expenses after reimbursement    1,488     2,207         93        2,427      401       148          3         47         19
Net investment income/(loss)        2,996     (789)         46        2,521    1,270     1,307         26        389        183
Net Realized and Unrealized
  Gain/(Loss) on Investments:
  Net realized gain/(loss)
    from securities transactions    9,959  (10,886)        228        8,993    1,792       360          6          4         --
  Net realized gain/(loss)
    from foreign currency             197   (1,027)         33        1,826     (24)         2         --         --         --
  Net realized gain/(loss) from
    futures contracts                  --     (180)         --          483       --      (38)         --         --         --
  Change in net unrealized
    appreciation or (depreciation)
    of investments                 20,898    27,841      1,663       54,851    3,680       277         26       (28)
Net gain/(loss) on investments     31,054    15,748      1,924       66,153    5,448       601         32       (24)
Net increase in net assets
  resulting from operations        34,050    14,959      1,970       68,674    6,718     1,908         58        365        183

(1) For the period May 1, 1996 (inception) to December 31, 1996

                                              STATEMENTS OF ASSETS AND LIABILITIES


                               88

See Notes to Financial Statements




                                                    STATEMENTS OF OPERATIONS

                                           Janus      Janus         Janus               Janus     Janus      Janus     Janus
As of December 31, 1996          Janus     Aspen      Aspen         Aspen     Janus     Aspen     Aspen      Aspen     Aspen
(all numbers in thousands        Aspen     Aggressive International Worldwide Aspen     Flexible  High-Yield Short-    Money
except net asset value           Growth    Growth     Growth        Growth    Balanced  Income    Port-      Term Bond Market
per share)                       Portfolio Portfolio  Portfolio     Portfolio Portfolio Portfolio folio(1)   Portfolio Portfolio

Assets:
Investments at cost              $282,312  $336,129    $24,727     $506,601  $82,670   $24,047       $738    $11,710     $6,109
Investments at value             $317,498  $393,897    $26,678     $572,931  $87,207   $24,698       $764    $11,705     $6,109
Cash                                3,717       206        159           --       --        96         11        102          3
Receivables:
  Investments sold                  4,166     2,905        158        6,987      728        --         11         --         --
  Fund shares sold                    947     1,174        231        2,855      588        95          5          3         --
  Interest                             --        --         --           --      418       450         14        113         --
  Dividends                           157        56          8          287       48        --         --         --         --
  From advisor                         --        --          9           --       --        --          2          4          3
Other assets                            1         1         --            1       --        --         --         --         --
Foreign currency contracts            113        --         31        2,062       40        --         --         --         --
    Total Assets                  326,599   398,239     27,274      585,123   89,029    25,339        807     11,927      6,115
Liabilities:
Payables:
  Investments purchased               505    13,232         45        1,174    3,347        --         15         --         --
  Fund shares repurchased             108       137         --           55       73        --         --         13         --
  Advisory fee                        173       224         14          304       53        14          1          7          1
  Due to custodian                     --        --         --          845       56        --         --         --         --
Accrued expenses                       24        49         23          142       20        10          8          6          8
Foreign currency contracts             --       904         --           --       --        --         --         --         --
    Total Liabilities                 810    14,546         82        2,520    3,549        24         24         26          9
Net Assets                       $325,789  $383,693    $27,192     $582,603  $85,480   $25,315       $783    $11,901     $6,106
  Shares Outstanding, $.001
    Par Value (unlimited
    shares authorized)             21,003    21,040      1,730       29,968    5,789     2,252        72       1,193      6,106

Net Asset Value Per Share          $15.51    $18.24     $15.72      $19.44    $14.77    $11.24     $10.83      $9.97      $1.00















                               89

See Notes to Financial Statements

                                               STATEMENTS OF CHANGES IN NET ASSETS

                                       Janus                Janus               Janus                                 Janus
For the fiscal year  Janus             Aspen                Aspen               Aspen                Janus            Aspen
ended December 31    Aspen             Aggressive           International       Worldwide            Aspen            Flexible
(all numbers in      Growth            Growth               Growth              Growth               Balanced         Income
thousands)           Portfolio         Portfolio            Portfolio           Portfolio            Portfolio        Portfolio

                  1996      1995     1996        1995      1996       1995    1996      1995      1996     1995   1996       1995

Operations:
Net investment
  income/(loss)   $2,996      $957    $(789)      $622       $46     $(14)   $2,521      $564   $1,270      $138   $1,307    $414
Net realized
  gain/(loss)
  from investment
  transactions    10,156     5,455  (12,093)     3,639       261       122    11,302    1,712    1,768       323      324     360
Change in
  unrealized net
  appreciation/
  (depreciation)
  of investments  20,898    13,625    27,841    26,665     1,663       303   54,851    13,136    3,680       903      277     407
Net increase/
  (decrease)
  in net assets
  resulting
  from
  operations      34,050    20,037    14,959    30,926     1,970       411   68,674    15,412    6,718     1,364    1,908   1,181
Dividends and
  Distributions:
Net investment
  income         (3,002)   (2,611)        --   (2,143)      (76)      (3)    (4,109)    (388)  (1,165)     (150)  (1,255)   (439)
Net realized
  gain from
  investment
  transactions   (3,331)        --   (3,020)       (7)      (83)        --   (2,028)      (8)    (278)        --    (272)      --
Tax return of
  capital             --        --     (220)        --        --        --        --      --        --        --       --      --
Net decrease in
  net assets
  from dividends
  and distribu-
  ions          (6,333)    (2,611)   (3,240)   (2,150)     (159)       (3)   (6,137)    (396)  (1,443)     (150)  (1,527)   (439)
Capital Share
  Transactions:
Shares sold      183,993    70,676   210,533   132,658    26,943    3,857    431,848   62,833   72,698    11,288   20,543  11,580





                               90

See Notes to Financial Statements




Reinvested
  dividends
  and distribu-
  tions            6,333     2,611    3,240      2,150       159         3     6,137      396    1,443       150    1,527     439
Shares
  repurchased   (19,165)   (7,351)  (27,710)  (18,962)  (3,329)    (4,013)  (26,482)  (7,410)  (7,957)   (1,784)  (7,967) (3,854)
Net increase/
  (decrease)
  in net assets
  from capital
  share
  transactions   171,161    65,936   186,063   115,846    23,773     (153)   411,503   55,819   66,184    9,654    14,103   8,165
Net increase/
  (decrease)
  in net assets  198,878    83,362   197,782   144,622    25,584       255   474,040   70,835   71,459   10,868    14,484   8,907
Net Assets:
Beginning of
  period         126,911    43,549   185,911    41,289    1,608      1,353   108,563   37,728   14,021     3,153   10,831   1,924
End of Period   $325,789  $126,911  $383,693  $185,911  $27,192     $1,608  $582,603 $108,563  $85,480   $14,021  $25,315  10,831

Net Assets
  consist of:
Capital (par
  value and
  paid-in
  surplus)*      280,430  109,269    337,407   154,058    24,992     1,219  $504,741 $93,238   $79,031   $12,847  $24,297 $10,193
Undistributed
  net investment
  income/
  (distribution
  in excess)*       123         --         2        --        12         9     1,586      445      114        --       46      --
Undistributed net
  realized gain/
  (loss)
  from invest-
  ents*           9,937      3,241  (10,580)     2,829       207        62     7,886    1,341   1,758        277      322     265
Unrealized
  appreciation/
  (depreciation) of
  investments and
  foreign
  currency        35,299    14,401    56,864    29,024     1,981       318    68,390   13,539    4,577       897      650     373
                $325,789  $126,911  $383,693  $185,911   $27,192    $1,608  $582,603 $108,563  $85,480   $14,021  $25,315 $10,831

Transactions in
  Fund Shares:
Shares sold       12,447     5,726    11,507     8,985     1,817       360    24,029    4,494    5,179       916    1,853   1,097
Reinvested
  distributions      426       198       176       139        11        --       328       26     101         12      139      41
Total             12,873     5,924    11,683     9,124     1,828       360    24,357    4,520    5,280       928    1,992   1,138



                               91

See Notes to Financial Statements




Shares
  repurchased    (1,306)     (608)   (1,528)   (1,270)     (233)     (364)   (1,479)    (555)    (567)     (148)    (715)   (366)
Net increase/
  (decrease)      11,567     5,316    10,155     7,854     1,595       (4)    22,878    3,965    4,713       780    1,277     772
Shares outstanding
  beginning of
  period           9,436     4,120    10,885     3,031       135       139     7,090    3,125    1,076       296      975     203
Shares outstanding
  end of period   21,003     9,436    21,040    10,885     1,730       135    29,968    7,090    5,789     1,076    2,252     975

Purchases and Sales of
  Investment Securities:
  (excluding Short-Term
  Securities)
Purchases of
  Securities    $279,406  $178,852  $411,187  $270,419   $19,784    $3,144  $532,495 $108,274  $95,054   $13,600  $44,707 $17,361
Proceeds from Sales
  of Securities  151,544   119,370  242,452    149,381     3,941     3,166   170,371   56,240   39,718     6,223   34,221  10,758
Purchases of Long-Term
  U.S. Government
  Obligations         --        --       --         --        --        --        --       --    4,833     4,520    7,738   2,561
Proceeds from
  Sales of Long-Term
  U.S. Government
  Obligations        --         --        --        --        --        --        --       --    2,154     1,551   6,051    1,481

*See Note 3 in Notes to Financial Statements

See Notes to Financial Statements

                   Janus         Janus              Janus
                   Aspen         Aspen              Aspen
                   High-Yield    Short-Term         Money Market
                   Portfolio     Bond Portfolio     Portfolio

                   1996(1)     1996      1995     1996     1995(2)

Operations:
Net investment
income/(loss)        $26      $389      $164      $183       $55
Net realized
  gain/(loss)
  from investment
  transactions         6         4        36        --        --
Change in
  unrealized net
  appreciation/
  (depreciation)
  of investments      26      (28)        54        --        --
Net increase/
  (decrease)
  in net assets
  resulting
  from
  operations          58       365       254       183        55
Dividends and
  Distributions:
Net investment
  income            (24)     (370)     (162)     (183)      (55)
Net realized
  gain from
  investment
  transactions        --       (6)        __        __        __
Tax return of
  capital             --        --        --        --        --
Net decrease in
  net assets
  from dividends
  and distribu-
  ions              (24)     (376)    (162)      (183)      (55)
Capital Share
  Transactions:
Shares sold       1,491     13,981     7,515    28,902    12,036
Reinvested
  dividends
  and distribu-
  tions               24       376       162       184        55

See Notes to Financial Statements

Shares
  repurchased      (766)   (5,632)   (7,484)  (24,715)  (10,356)
Net increase/
  (decrease)
  in net assets
  from capital
  share
  transactions       749     8,725       193     4,371     1,735
Net increase/
  (decrease)
  in net assets      783     8,714       285     4,371     1,735
Net Assets:
Beginning of
  period              --     3,187     2,902     1,735        --
End of Period       $783   $11,901    $3,187    $6,106    $1,735

Net Assets
  consist of:
Capital (par
  value and
  paid-in
  surplus)*         $749   $11,866   $3,142     $6,106    $1,735
Undistributed
  net
  investment
  income/
  (distribution
  in excess)*          2        36        16        --        --
Undistributed net
  realized gain/
  (loss)
  from invest-
  ents*                6         3         5        --        --
Unrealized
  appreciation/
  (depreciation) of
  investments and
  foreign
  currency            26       (4)        24       --         --
                    $783   $11,901    $3,187    $6,106    $1,735

Transactions in
  Fund Shares:
Shares sold          140     1,398       752    28,902    12,036
Reinvested
  distributions        2        38        16       184        55
Total                142     1,436       768    29,086    12,091
Shares
  repurchased       (70)     (561)     (748)  (24,715)  (10,356)

See Notes to Financial Statements

Net increase/
  (decrease)          72      875         20     4,371     1,735
Shares outstanding
  beginning of
  period              --       318       298     1,735        --
Shares outstanding
  end of period       72     1,193       318     6,106     1,735

Purchases and Sales of
  Investment Securities:
  (excluding Short-Term
  Securities)
Purchases of
  Securities      $1,595   $13,059    $3,003        --        --
Proceeds from Sales
  of Securities      871     8,202     2,762        --        --
Purchases of Long-Term
  U.S. Government
  Obligations         --    24,287     8,359        --        --
Proceeds from Sales
  of Long-Term U.S.
  Government
  Obligations         --    21,010     8,284        --        --

(1) Period May 1, 1996 (inception) to December 31, 1996
(2) Period May 1, 1995 (inception) to December 31, 1995

*See Note 3 in Notes to Financial Statements

See Notes to Financial Statements

                                         FINANCIAL HIGHLIGHTS

For a share outstanding        Janus Aspen                              Janus Aspen
throughout each fiscal          Growth                                  Aggressive
year or period                 Portfolio                                Growth Portfolio
ended December 31

                 1996      1995    1994         1993(1)     1996       1995       1994      1993(1)

Net asset value,
  beginning of
  period           $13.45    $10.57    $10.32      $10.00     $17.08     $13.62     $11.80     $10.00
Income from
  investment
  operations
Net investment
  income/(loss)       .17       .28        .09        .03         --        .24        .11        .01
 Net gains or (losses)
  on securities (both
  realized and
  unrealized)        2.29      2.90        .20        .32       1.36       3.47       1.82       1.80
Total from investment
  operations         2.46      3.18        .29        .35       1.36       3.71      1.93        1.81
Less distributions
Dividends (from
  net investment
  income)           (.17)     (.30)      (.04)      (.03)         --      (.25)      (.11)      (.01)
Distributions (from
  capital gains)    (.23)        --         --         --      (.19)         --         --         --
Tax return of capital
  distributions        --        --         --         --      (.01)         --         --         --
Total distribu-
  tions             (.40)     (.30)      (.04)      (.03)      (.20)      (.25)      (.11)      (.01)
Net asset value,
  end of period    $15.51    $13.45     $10.57     $10.32     $18.24     $17.08     $13.62     $11.80
Total return**     18.45%    30.17%      2.76%      3.50%      7.95%     27.48%     16.33%     18.05%
Net assets, end
  of period (in
  thousands)     $325,789  $126,911    $43,549     $7,482   $383,693   $185,911    $41,289     $1,985
Average net
  assets for
  the period
  (in thousands)  216,125   77,344      26,464      3,191    290,629    107,582     14,152      1,091
Ratio of gross
  expenses to
  average net
  assets*        0.69%(5)  0.78%(6)        N/A        N/A   0.76%(5)   0.86%(6)        N/A        N/A




                               96

See Notes to Financial Statements




Ratio of net
  expenses to
  average net
  assets*           0.69%    0.76%    0.88%(7)   0.25%(8)      0.76%      0.84%   1.05%(7)   0.25%(8)
Ratio of net
 investment
  income to
  average net
  assets*           1.39%     1.24%      1.45%      2.54%    (0.27%)      0.58%      2.18%      0.34%
Portfolio turnover
  rate*               87%      185%       169%       162%        88%       155%       259%        31%
Average commission
  per share       $0.0466       N/A        N/A        N/A    $0.0347       N/A         N/A        N/A

*Annualized for periods of less than one full year.
**Total return not annualized for periods of less than 1 full year.

(1) Period September 13, 1993 (inception) to December 31, 1993.

(2) Period May 2, 1994 (inception) to December 31, 1994.

(3) Period May 1, 1996 (inception) to December 31, 1996.

(4) Period May 1, 1995 (inception) to December 31, 1995

(5) The ratio was 0.83%, 0.83%, 2.21%, 0.91%, 1.07%, 6.29%, 0.84%, and 0.78%, respectively for the
Growth, Aggressive Growth, International Growth, Worldwide Growth, Balanced, High-Yield, Short-Term Bond
and Money Market Portfolios before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.

(6) The ratio was 0.98%, 0.93%, 3.57%, 1.09%, 1.55%, 1.07%, 1.37% and 1.07%, respectively, for the
Growth, Aggressive Growth, International Growth, Worldwide Growth, Balanced, Flexible Income, Short-Term
Bond and Money Market Portfolios before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.

(7) The ratio was 1.23%, 1.14%, 4.67%, 1.49%, 1.74%, 1.35% and 1.40%, respectively, for the Growth,
Aggressive Growth, International Growth, Worldwide Growth, Balanced, Flexible Income and Short-Term Bond
Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.

(8) The ratio was 2.16%, 5.79%, 2.71%, 7.92%, 5.27% and 5.33%, respectively, for the Growth, Aggressive
Growth, Worldwide Growth, Balanced, Flexible Income, and Short-Term Bond Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding
Janus Retail Fund.








                               97

See Notes to Financial Statements

                        Janus Aspen                  Janus Aspen
                       International                 Worldwide
                      Growth Portfolio            Growth Portfolio

                   1996    1995   1994(2)    1996     1995    1994    1993(1)

Net asset value,
  beginning of
  period         $11.95   $9.72   $10.00   $15.31    $12.07   $11.89   $10.00
Income from
  investment
  operations
Net investment
  income/(loss)     .05      .09   (.09)      .16       .11      .04      .02
Net gains or (losses)
  on securities (both
  realized and
  unrealized)      4.06     2.16   (.19)     4.27      3.19      .14     1.89
Total from investment
  operations       4.11     2.25   (.28)     4.43      3.30      .18     1.91
Less distributions
Dividends (from
  net investment
  income)         (.11)   (.02)       --    (.17)     (.06)       --    (.01)
Distributions (from
  capital gains)  (.23)       --      --    (.13)        --       --    (.01)
Tax return of
  capital
  distributions      --       --      --       --        --       --       --
Total
  distributions   (.34)    (.02)      --   (.30)      (.06)       --    (.02)
Net asset value,
  end of
  period        $15.72    $11.95   $9.72   $19.44    $15.31   $12.07   $11.89
Total return**   34.71%   23.15% (2.80%)   29.04%    27.37%    1.53%   19.10%
Net assets, end
  of period (in
  thousands)    $27,192   $1,608  $1,353 $582,603  $108,563  $37,728   $4,856
Average net
  assets for
  the period
  (in thousands) 7,437     1,792   1,421  304,111    59,440   22,896    2,200
Ratio of gross
  expenses to
  average net
  assets*      1.26%(5) 2.69%(6)    N/A  0.80%(5)  0.90%(6)      N/A      N/A





                               98

See Notes to Financial Statements

Ratio of net
  expenses to
  average net
  assets*        1.25%     2.50%2.50%(7)    0.80%     0.87% 1.18%(7) 0.25%(8)
Ratio of net
 investment
  income to
  average net
  assets*        0.62%   (0.80%) (1.30%)    0.83%     0.95%    0.50%    0.84%
Portfolio turnover
  rate*            65%      211%    275%      62%      113%     217%      57%
Average commission
  per share     $0.0305      N/A     N/A  $0.0345       N/A      N/A      N/A

*Annualized for periods of less than one full year.
**Total return not annualized for periods of less than 1 full year.

(1) Period September 13, 1993 (inception) to December 31, 1993.

(2) Period May 2, 1994 (inception) to December 31, 1994.

(3) Period May 1, 1996 (inception) to December 31, 1996.

(4) Period May 1, 1995 (inception) to December 31, 1995

(5) The ratio was 0.83%, 0.83%, 2.21%, 0.91%, 1.07%, 6.29%, 0.84%, and 0.78%,
respectively for the Growth, Aggressive Growth, International Growth, Worldwide Growth, Balanced, High-Yield, Short-Term Bond and Money Market Portfolios before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.

(6) The ratio was 0.98%, 0.93%, 3.57%, 1.09%, 1.55%, 1.07%, 1.37% and 1.07%,
respectively, for the Growth, Aggressive Growth, International Growth, Worldwide Growth, Balanced, Flexible Income, Short-Term Bond and Money Market Portfolios before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.

(7) The ratio was 1.23%, 1.14%, 4.67%, 1.49%, 1.74%, 1.35% and 1.40%,
respectively, for the Growth, Aggressive Growth, International Growth, Worldwide Growth, Balanced, Flexible Income and Short-Term Bond Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.

(8) The ratio was 2.16%, 5.79%, 2.71%, 7.92%, 5.27% and 5.33%, respectively, for the Growth, Aggressive Growth, Worldwide Growth, Balanced, Flexible Income, and Short-Term Bond Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.





                               99

See Notes to Financial Statements

                                         FINANCIAL HIGHLIGHTS

For a share outstanding      Janus Aspen                               Janus Aspen
throughout each fiscal         Balanced                                   Flexible
year or period ended           Portfolio                              Income Portfolio
December 31

                   1996      1995       1994     1993(1)       1996       1995       1994      1993(1)

Net asset value,
  beginning of
  period           $13.03    $10.63     $10.64     $10.00     $11.11      $9.48      $9.97     $10.00
Income from
  investment operations
Net investment
  income/(loss)       .32       .17        .15        .08        .74        .53        .47       .11
Net gains or
  (losses) on
  securities (both
  realized and
  unrealized)        1.81      2.45      (.06)        .64        .24       1.70      (.56)      (.04)
Total from
  investment
  operations         2.13      2.62        .09        .72        .98       2.23     (.09)         .07
Less Distributions
Dividends (from
  net investment
  income)           (.30)     (.22)     (.10)       (.08)      (.72)      (.60)      (.40)      (.10)
Distributions
  (from capital
  gains)            (.09)        --         --         --      (.13)         --         --         --
Total
  distributions     (.39)     (.22)      (.10)      (.08)      (.85)      (.60)      (.40)      (.10)
Net asset value,
  end of period    $14.77    $13.03     $10.63     $10.64     $11.24     $11.11      $9.48      $9.97
Total return**     16.18%    24.79%      0.84%      7.20%      9.19%     23.86%    (0.91%)      0.70%
Net assets, end
  of period (in
  thousands)      $85,480   $14,021     $3,153       $537    $25,315    $10,831     $1,924       $538
Average net
  assets for
  the period (in
  thousands)       43,414     5,739      2,336        521     17,889      5,556      1,636        497
Ratio of gross
  expenses to
  average net
  assets*        0.94%(5)  1.37%(6)        N/A        N/A      0.84%   1.07%(6)        N/A        N/A




                               100

See Notes to Financial Statements




Ratio of net
  expenses to
  average net
  assets*           0.92%     1.30%   1.57%(7)   0.25%(8)      0.83%      1.00%   1.00%(7)   1.00%(8)
Ratio of net
  investment
  income to
  average net
  assets*           2.92%     2.41%      1.90%      2.69%      7.31%      7.46%      5.49%      3.77%
Portfolio
  turnover rate*     103%      149%       158%       126%       250%       236%       234%       508%
Average commission
  per share       $0.0426       N/A        N/A        N/A        N/A        N/A       N/A         N/A

*Annualized for periods of less than one full year.
**Total return not annualized for periods of less than 1 full year.

(1) Period September 13, 1993 (inception) to December 31, 1993.

(2) Period May 2, 1994 (inception) to December 31, 1994.

(3) Period May 1, 1996 (inception) to December 31, 1996.

(4) Period May 1, 1995 (inception) to December 31, 1995

(5) The ratio was 0.83%, 0.83%, 2.21%, 0.91%, 1.07%, 6.29%, 0.84%, and 0.78%, respectively for the
Growth, Aggressive Growth, International Growth, Worldwide Growth, Balanced, High-Yield, Short-Term Bond
and Money Market Portfolios before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.

(6) The ratio was 0.98%, 0.93%, 3.57%, 1.09%, 1.55%, 1.07%, 1.37% and 1.07%, respectively, for the
Growth, Aggressive Growth, International Growth, Worldwide Growth, Balanced, Flexible Income, Short-Term
Bond and Money Market Portfolios before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.

(7) The ratio was 1.23%, 1.14%, 4.67%, 1.49%, 1.74%, 1.35% and 1.40%, respectively, for the Growth,
Aggressive Growth, International Growth, Worldwide Growth, Balanced, Flexible Income and Short-Term Bond
Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.

(8) The ratio was 2.16%, 5.79%, 2.71%, 7.92%, 5.27% and 5.33%, respectively, for the Growth, Aggressive
Growth, Worldwide Growth, Balanced, Flexible Income, and Short-Term Bond Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding
Janus Retail Fund.








                               101

See Notes to Financial Statements

For a share
outstanding
throughout each Janus Aspen            Janus Aspen                         Janus Aspen
fiscal year     High-Yield             Short-Term                          Money Market
ended           Portfolio             Bond Portfolio                       Portfolio
December 31

                  1996(3)    1996       1995       1994       1993(1)     1996     1995(4)

Net asset value,
  beginning of
  period           $10.00    $10.03      $9.72      $9.93     $10.00      $1.00      $1.00
Income from
  investment operations
Net investment
  income/(loss)       .43       .42        .60        .35        .11        .05        .04
Net gains or
  (losses) on
  securities (both
  realized and
  unrealized)         .80     (.03)        .31      (.26)      (.08)         --         --
Total from
  investment
  operations         1.23       .39        .91        .09        .03        .05        .04
Less distributions
Dividends (from
  net investment
  income)           (.40)     (.44)      (.60)      (.30)      (.10)      (.05)      (.04)
Distributions
  (from capital
  gains)               --     (.01)         --         --         --         --         --
Total
  distributions     (.40)     (.45)      (.60)      (.30)      (.10)      (.05)      (.04)
Net asset value,
  end of period    $10.83     $9.97     $10.03      $9.72      $9.93      $1.00      $1.00
Total return**     12.40%     3.98%      9.54%      0.92%      0.30%      5.05%      3.63%
Net assets, end
  of period (in
  thousands)         $783   $11,901     $3,187     $2,902       $502     $6,016     $1,735
Average net
  assets for
  the period (in
  thousands)          459     7,168      2,727      1,774        492      3,715      1,543







                               102

See Notes to Financial Statements




Ratio of gross
  expenses to
  average net
  assets*        1.01%(5)  0.66%(5)   0.70%(6)        N/A        N/A   0.50%(5)   0.50%(6)
Ratio of net
  expenses to
  average net
  assets*          1.00%      0.65%      0.65%   0.65%(7)   0.65%(8)      0.50%      0.50%
Ratio of net
  investment
  income to
  average net
  assets*          5.74%      5.44%      6.02%      5.00%      3.57%      4.93%      5.30%
Portfolio
  turnover rate*    301%       416%       417%       256%        91%        N/A        N/A
Average commission
  per share           N/A       N/A        N/A        N/A        N/A        N/A        N/A

*Annualized for periods of less than one full year.
**Total return not annualized for periods of less than 1 full year.

(1) Period September 13, 1993 (inception) to December 31, 1993.

(2) Period May 2, 1994 (inception) to December 31, 1994.

(3) Period May 1, 1996 (inception) to December 31, 1996.

(4) Period May 1, 1995 (inception) to December 31, 1995

(5) The ratio was 0.83%, 0.83%, 2.21%, 0.91%, 1.07%, 6.29%, 0.84%, and 0.78%, respectively for the
Growth, Aggressive Growth, International Growth, Worldwide Growth, Balanced, High-Yield, Short-Term Bond
and Money Market Portfolios before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.

(6) The ratio was 0.98%, 0.93%, 3.57%, 1.09%, 1.55%, 1.07%, 1.37% and 1.07%, respectively, for the
Growth, Aggressive Growth, International Growth, Worldwide Growth, Balanced, Flexible Income, Short-Term
Bond and Money Market Portfolios before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.

(7) The ratio was 1.23%, 1.14%, 4.67%, 1.49%, 1.74%, 1.35% and 1.40%, respectively, for the Growth,
Aggressive Growth, International Growth, Worldwide Growth, Balanced, Flexible Income and Short-Term Bond
Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding Janus Retail Fund.

(8) The ratio was 2.16%, 5.79%, 2.71%, 7.92%, 5.27% and 5.33%, respectively, for the Growth, Aggressive
Growth, Worldwide Growth, Balanced, Flexible Income, and Short-Term Bond Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fee to the effective rate of the corresponding
Janus Retail Fund.

See Notes to Financial Statements

                  NOTES TO FINANCIAL STATEMENTS

1. Organization and
   Significant Accounting Policies

    Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers nine portfolios or series of shares with differing investment objectives and policies. Five portfolios invest primarily in equity securities:
Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, and Janus Aspen Balanced Portfolio. Three Portfolios invest primarily in income producing securities: Janus Aspen Flexible Income Portfolio, Janus Aspen High-Yield Portfolio and Janus Aspen Short-Term Bond Portfolio. Janus Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio which is non-diversified.

    Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively
"variable insurance contracts"), as well as certain qualified retirement plans.

    Effective May 1, 1996, the Trust issued a new series of shares, the Janus Aspen High-Yield Portfolio, a diversified portfolio investing primarily in income producing securities. Janus Capital Corp. (the Trust's investment advisor "Janus Capital") invested $10,000 of initial seed capital. Organization costs for the Portfolio were borne by Janus Capital.

    The following accounting policies have been consistently followed by the Portfolios and are in conformity with accounting principles generally accepted in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

Investment Transactions and Investment Income

    Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Forward Currency Transactions
and Futures Contracts

    The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully collateralized by other securities which are denoted in the accompanying schedules of investments. Such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

    Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

    Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

    Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including:
currency risk, political and economic risk, regulatory risk, and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    The Portfolios may enter into futures contracts and options on securities, financial indices and foreign currencies; forward contracts; and interest rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Additional Investment Risk

    A portion of the Flexible Income and High-Yield Portfolios may be invested in lower rated debt securities that have a higher risk of default or loss of value due to changes in the economy or in their respective industry.

Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividend Distributions and Expenses

    Each Portfolio, except the Money Market Portfolio, makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

    Each Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses.

Federal Income Taxes

    No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2. Investment Advisory Agreement and
   Other Transactions with Affiliates

    Investment advisory fees for each of the five equity Portfolios are payable to Janus Capital based upon annual rates of 1% of the first $30 million of average net assets, .75% of the next $270 million of average net assets, .70% of the next $200 million of average net assets and .65% of the average net assets in excess of $500 million. However, Janus Capital has voluntarily agreed to reduce each equity Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio and Janus Aspen Balanced Portfolio advisory fees are reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Overseas Fund, Janus Worldwide Fund and Janus Balanced Fund, respectively. The effective rate for each Portfolio for the period ended December 31, 1996 was .65%, .72%, .73%, .66% and .79%, respectively. The
Flexible Income and Short-Term Bond Portfolios are each subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at rates of .75% of the first $300 million of average net assets plus .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets.

    As discussed in the prospectus, Janus Capital has agreed to reduce its fee to a Portfolio to the extent that the Portfolio's normal operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the balance of a Portfolio's average net assets for a fiscal year. Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios, .65% of the average net assets of the Short-Term Bond Portfolio and .50% of the average net assets of the Money Market Portfolio for a fiscal year.

    Effective June 3, 1996 through at least April 30, 1997, Janus
Capital has agreed to reduce its fee to the extent that normal operating expenses exceeded 1.25% of average net assets of the International Growth Portfolio.

    Janus Capital may terminate any of these fee waivers or reductions on at least 90 days' notice to the Trustees.

    Officers and certain Trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

    DST Systems Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced, and the net fees paid to DST for the period ended December 31, 1996 are noted below:

                                            DST
                                            Securities
                                            Inc.          Fund        DST
                                            Commissions   Expense     Systems
                                            Paid*         Reduction*  Costs

Janus Aspen Growth Portfolio                   $4,645       $3,484    $10,669
Janus Aspen Aggressive Growth Portfolio         1,929        1,447     12,735
Janus Aspen International Growth Portfolio         67           51      4,160
Janus Aspen Worldwide Growth Portfolio          6,189        4,642      7,875
Janus Aspen Balanced Portfolio                  2,565        1,924      5,138
Janus Aspen Flexible Income Portfolio              --           --      6,896
Janus Aspen High-Yield Portfolio                   --           --      1.510
Janus Aspen Short-Term Bond Portfolio              --           --      4,743
Janus Money Market Portfolio                       --           --      3,834

*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3. Federal Income Tax

    Gains and losses on certain forward currency contracts and foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to
Section 988 of the Internal Revenue Code. Listed below are such gains or losses for the period ended December 31, 1996. Net capital loss carryovers noted below, if any, as of December 31, 1996, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. In 1996, Janus Aspen Aggressive Growth Portfolio incurred "post-October" losses of $670,425 in the period from November 1 through December 31. These losses will be deferred for tax purposes and recognized in 1997. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of December 31, 1996 are also noted below.

                                        at 12/31/96                      at December 31, 1996
                                        Net
                             Currency   Capital            Federal                                    Net
                             Gains/     Loss               Tax           Unrealized    Unrealized     Appreciation/
                             (Losses)   Carryovers         Cost          Appreciation  (Depreciation) (Depreciation)

Janus Aspen Growth Portfolio     129,012             --    $282,374,365    $38,402,064   $ (3,278,010)   $35,124,054
Janus Aspen Aggressive
  Growth Portfolio           (1,703,537)  (10,344,419)      336,598,392     72,585,950    (15,287,328)    57,298,622
Janus Aspen International
  Growth Portfolio                32,885             --      24,735,685      2,343,751       (401,464)     1,942,287
Janus Aspen Worldwide
  Growth Portfolio             2,728,331             --     506,848,207     78,604,001    (12,521,548)    66,082,453
Janus Aspen
  Balanced Portfolio               9,233             --      82,705,586      5,317,762       (816,761)     4,501,001
Janus Aspen Flexible
  Income Portfolio               (5,691)             --      24,047,267        738,540        (88,162)       650,378
Janus Aspen High-
  Yield Portfolio                     --             --         738,312         25,424             (9)        25,415
Janus Aspen Short-
  Term Bond Portfolio                 --             --      11,711,388         23,283        (29,230)       (5,947)
Janus Aspen Money
  Market Portfolio                    --             --       6,108,912             --              --            --

                  NOTES TO FINANCIAL STATEMENTS

    Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended December 31, 1996 have been reclassified among the components of net assets as follows:

                                   Undistributed   Undistributed
                                   Net Investment  Net Realized      Paid-In
                                   Income          Gains and Losses  Capital

Janus Aspen Growth Portfolio         $129,012      $  (129,012)            --
Janus Aspen Aggressive
  Growth Portfolio                    791,456         1,923,124   (2,714,580)
Janus Aspen International
  Growth Portfolio                     32,885          (32,885)            --
Janus Aspen Worldwide
  Growth Portfolio                  2,728,331       (2,728,331)            --
Janus Aspen Balanced Portfolio          9,233           (9,233)            --
Janus Aspen Flexible
  Income Portfolio                    (5,691)             5,691            --
Janus Aspen High-Yield Portfolio           --                --            --
Janus Aspen Short-Term
  Bond Portfolio                           --                --            --
Janus Aspen Money
  Market Portfolio                         --                --            --

4. Expenses

    The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio).

                REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Aspen Series

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Flexible Income Portfolio, Janus Aspen High-Yield Portfolio, Janus Aspen Short-Term Bond Portfolio and Janus Aspen Money Market Portfolio (constituting Janus Aspen Series, hereafter referred to as the "Funds"), at December 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Denver, Colorado
January 29, 1997










                               111
00178001.AV4